FOR TAX-EXEMPT INCOME

Minnesota Municipal
Bond Funds

(various photos demonstrating service and guidance, professional management and goals)

service and guidance

professional management

goals

  1998
Annual
Report

Tax-Free Minnesota Fund
Minnesota Insured Fund
Tax-Free Minnesota Intermediate Fund
Minnesota High Yield Municipal Bond Fund

DELAWARE
INVESTMENTS
---------------------
Philadelphia - London

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

(photo of keyboard)

(photo of illustration from Tax-Exempt Income Brochure)

Delaware Investments has a money management tradition that dates back to 1929. We have a long and distinguished history of helping individuals reach their financial goals through a full range of investment opportunities that includes municipal bond mutual funds.
   Headquartered in Philadelphia with an international affiliate in London, the Delaware organization is one of the nation's leading municipal bond fund managers.
   Delaware Investments manages more than $40 billion in mutual fund assets and institutional advisory accounts. We offer a wide variety of tax-advantaged equity and fixed-income investments, retirement plan accounts, IRAs, investment accounts for single and multi-manager variable annuities and closed-end funds.

Delaware's Tax-Advantaged
Investment Lineup
o  Tax-Efficient Equity Fund
o  Municipal bond funds in 19 states
o  Four national tax-exempt
   bond funds
o  Tax-Free Money Fund

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Fund Objectives

TAX-FREE MINNESOTA FUND AND MINNESOTA INSURED FUND
   To seek as high a level of current income exempt from federal income tax and Minnesota state taxes as is consistent with preservation of capital.

TAX-FREE MINNESOTA INTERMEDIATE FUND
   To provide investors with preservation of capital and, as a secondary objective, current income exempt from federal income tax and Minnesota state taxes.

MINNESOTA HIGH YIELD MUNICIPAL BOND FUND
   To seek a high level of current income exempt from federal income tax and Minnesota state taxes by investing primarily in a portfolio of medium and lower grade municipal bonds.

Table of Contents

  LETTER TO SHAREHOLDERS                                       Page    1
  PORTFOLIO MANAGER'S REVIEW                                   Page    3
  TAX-FREE MINNESOTA FUND                                      Page    3
  MINNESOTA INSURED FUND                                       Page    4
  TAX-FREE MINNESOTA INTERMEDIATE FUND                         Page    5
  MINNESOTA HIGH YIELD MUNICIPAL BOND FUND                     Page    6
  OUTLOOK                                                      Page    7
  STATEMENTS OF NET ASSETS                                     Page   12
  FINANCIAL HIGHLIGHTS                                         Page   29

tradition

tax-exempt
income

September 29, 1998


                                                                 for tax-exempt
                                                                     income
                                                                        1

Dear Shareholder:

WE ARE PLEASED TO REPORT THAT EACH OF Delaware Investments' Minnesota Municipal Bond Funds provided attractive total returns for the periods shown below.
     The state's municipal bonds offered exceptional opportunities in fiscal 1998. Minnesota High Yield Municipal Bond Fund provided a total return (Class A shares at net asset value with distributions reinvested) of +10.42%, a full 180 basis points (1.80%) higher than the average of the Fund's peers.
     A greater supply of Minnesota bonds allowed us to be more selective in picking bonds for each Fund's portfolio. We focused on municipalities whose bonds appeared to offer superior income and credit characteristics.
     Minnesota municipalities issued more than $3.4 billion in bonds during the first eight months of 1998, as much as was issued during all of calendar 1997, according to The Bond Buyer, a trade publication.
     We changed each Minnesota Fund's fiscal year from December 31 to August 31 to match the fiscal year of Delaware Investments' other municipal bond funds. We believe this change may yield long-run operational efficiencies. From now on, you will receive an annual report by early November and a semi-annual report by early May.
     Increased overseas investor demand for Treasuries, caused by a "flight to quality" from battered Asian and Russian markets, drove up bond prices this past

A GREATER SUPPLY OF MINNESOTA BONDS ALLOWED US TO BE MORE SELECTIVE IN PICKING BONDS FOR EACH FUND'S PORTFOLIO.


CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------------------------------
                                                               January 1, 1998          12 Months Ended
                                                              to August 31, 1998        August 31, 1998
                                                             --------------------      -----------------
Tax-Free Minnesota Fund A Class                                     +4.46%                   +8.76%
Minnesota Insured Fund A Class                                      +4.28%                   +8.13%
Lipper Minnesota Municipal Debt Fund Average (47 funds)             +4.03%                   +7.75%
--------------------------------------------------------------------------------------------------------
Tax-Free Minnesota Intermediate Fund A Class                        +3.22%                   +6.01%
Lehman Brothers Five-Year Municipal Bond Index                      +3.91%                   +6.61%
Lipper Other States Intermediate Municipal Debt
   Fund Average (76 funds)                                          +3.57%                   +6.76%
--------------------------------------------------------------------------------------------------------
Minnesota High Yield Municipal Bond Fund A Class                    +5.37%                  +10.42%
Lipper High-Yield Municipal Debt Fund Average (50 funds)            +4.23%                   +8.62%
--------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                +4.54%                   +8.65%
Lehman Brothers Insured Municipal Bond Index                        +4.70%                   +9.19%
--------------------------------------------------------------------------------------------------------

All performance shown above is at net asset value with distributions reinvested. Past performance does not guarantee future results. Performance of other Fund classes varies due to different charges and expenses. The unmanaged Lehman Brothers Indexes are composed of bonds with a variety of quality ratings from many states. Complete performance information for all funds can be found on pages 8 through 11.

for tax-exempt
   income
     2

summer. Municipal bonds participated in the rally to a lesser extent because:
o Municipal bond prices typically lag Treasury prices during a strong bond market rally;
o    A large amount of new municipal bonds were issued; and,
o    Demand from individual retail investors was lackluster.
     As of August 31, municipal bonds were trading at their most attractive ratios since the flat-tax debate four years ago. Long-term municipal bonds offered more than 93.8% of the income offered by 30-year Treasury bonds as of August 31. That's up from an average of 88% for the 12 months ended August 31.
     Economic problems and political instability in Asia and Latin America, and debt defaults in Russia, rocked global equity markets including the U.S. stock market. This fueled further demand for U.S. Treasury bonds.
     In addition to providing an attractive level of current income exempt from both federal and Minnesota income taxes, we believe municipal bonds can help diversify an investment portfolio heavily weighted in equities.
     On the following pages, your Fund's portfolio manager, Elizabeth H. Howell, provides a detailed explanation regarding the performance of each Minnesota municipal bond fund. Ms. Howell, who is based in Minneapolis, has nearly 14 years of investment experience.
     On behalf of Delaware Investments, we thank you for your continued confidence and we look forward to reporting to you again next spring.

Sincerely,

/s/ Wayne A. Stork
------------------
WAYNE A. STORK
Chairman

/s/ Jeffrey J. Nick
-------------------
JEFFREY J. NICK
President and Chief Executive Officer

discipline


FIVE YEARS OF GROWTH -
A LOOK AT MINNESOTA'S JOB MARKET VS. THE U.S.
----------------------------------------------------------------------
UNEMPLOYMENT RATES
                                                   U.S.     Minnesota
                                                  -----    -----------
Aug. '93                                           6.8%        5.0%
Aug. '94                                           6.1%        3.9%
Aug. '95                                           5.7%        2.9%
Aug. '96                                           5.2%        3.8%
Aug. '97                                           4.9%        3.2%
Aug. '98                                           4.5%        2.3%

Source: Bloomberg Business News.

                                                                 for tax-exempt
                                                                     income
                                                                        3


Portfolio Manager's Review
BY ELIZABETH H. HOWELL
   Vice President/Senior Portfolio Manager
   September 29, 1998

U.S. INDUSTRIAL EXPANSION AND LOW interest rates provided a fertile environment for the issuance of municipal bonds in fiscal 1998. Municipalities refinanced old issues and rushed to obtain funding for new projects.
     As of August 31, robust job growth in Minnesota led to an unemployment rate of just 2.3% - the ninth consecutive monthly decline. Still, we believe growth in the state could slow for the balance of calendar 1998 as a result of a two-week strike by Northwest Airlines pilots in early September.
     Northwest, based in Minneapolis accounts for 80% of the air traffic in and out of the Twin Cities, and the disruption of business is expected to negatively affect the third quarter results of many Minnesota businesses. The strike was the longest against a major U.S. airline in this decade, idled 31,000 workers and cost Northwest $400 million in lost ticket sales and increased costs.
     Minnesota's municipalities remain in excellent fiscal shape despite the strike, thanks to the consistent application of conservative fiscal policies. As of August 31, Minnesota was one of only eight states to have a AAA general obligation bond rating, the highest rating available for Standard & Poor's.

TAX-FREE MINNESOTA FUND
Tax-Free Minnesota Fund provided a total return of +8.76% (Class A shares at net asset value with distributions reinvested) for the 12 months ended August 31, 1998.


AS OF AUGUST 31, MINNESOTA WAS ONE OF ONLY EIGHT STATES TO HAVE A AAA GENERAL OBLIGATION BOND RATING, THE HIGHEST RATING AVAILABLE.


MINNESOTA FUNDS OFFER HIGHER
INCOME POTENTIAL THAN TREASURIES
--------------------------------------------------------------------
CURRENT 30-DAY SEC YIELD AUGUST 31, 1998

Tax-Free Minnesota Fund A Class                                 4.16%
Minnesota Insured Fund A Class                                  3.91%
Tax-Free Minnesota Intermediate Fund A Class                    3.98%
Minnesota High Yield A Class Municipal Bond Fund A Class        4.90%
30-Year U.S. Treasury Bonds After Taxes                         3.13%

For A Class shares based on Securities and Exchange Commission guidelines. Current 30-day SEC yields for B and C Class as of 8/31/98 were: Tax-Free Minnesota Fund Class B 3.58%, Class C 3.57%, Minnesota Insured Fund Class B and C 3.32%, Tax-Free Minnesota Intermediate Fund Class B 3.24%, Class C 3.25%, Minnesota High Yield Municipal Bond Fund Class B and C 4.35%. Treasury yield assumes the highest federal tax bracket of 39.6%. Unlike Treasury securities, municipal bonds and municipal bond funds, including those offered through Delaware Investments, are not guaranteed by the U.S. government. Yields fluctuate and are not guaranteed.

for tax-exempt
   income
     4

     The Fund's fiscal 1998 performance surpassed its Lipper peer group average by more than 100 basis points (1%) and, for the one-year period ended August 31, provided a total return that ranked among the top 15% of funds specializing in Minnesota bonds.* Minnesota Fund's robust fiscal 1998 total return also slightly outpaced its benchmark - the Lehman Brothers Municipal Bond Index.
     A low interest rate environment since mid-1997 unleashed a blizzard of municipal bond refinancing in Minnesota. New issuance in the state has risen more than 40% in calendar 1998, according to The Bond Buyer. We focused on bonds selling at a discount to face value, and with good call protection features and strong credit characteristics.
     The Fund participated in the municipal bond market's strong total return potential and maintained a relatively high income stream. We positioned the Fund's average duration between 7.0 and 7.2 years for most of fiscal 1998. We were comfortable with this range of sensitivity to interest rates because we believed the nation's economic fundamentals - namely low inflation - would favor lower interest rates.

MINNESOTA INSURED FUND
Minnesota Insured Fund provided a total return of +8.13% (Class A shares at net asset value with distributions reinvested) for the 12 months ended August 31, 1998.
     The Fund's results outpaced the average of its peers (see page 1) but underperformed its benchmark, the unmanaged Lehman Brothers Insured Municipal Bond Index, for the year ended August 31. The index is composed of insured bonds from many states.
     We manage the Fund with both dividend yield and price in mind. We focus on bonds that offer a balance between attractive tax-exempt income and total return. As of August 31, all bonds in the Fund's portfolio were rated AAA or Aaa. These are the highest credit quality ratings

A LOW INTEREST RATE ENVIRONMENT DURING FISCAL 1998 UNLEASHED A BLIZZARD OF MUNICIPAL BOND REFINANCING IN MINNESOTA.

minnesota insured


PORTFOLIO HIGHLIGHTS
----------------------------------------------------------------------------------------------
AUGUST 31, 1998
                           Tax-Free     Minnesota      Tax-Free Minnesota      Minnesota High
                          Minnesota      Insured          Intermediate         Yield Municipal
                            Fund           Fund               Fund               Bond Fund
                          ---------     ---------      ------------------      ---------------
Average Maturity          8.8 years     9.1 years          5.3 years              10.6 years
Average Duration          7.1 years     6.7 years          4.3 years               7.3 years
AMT Income+                  None         21.9%               None                   none
----------------------------------------------------------------------------------------------

+ Percentage of income generated for the eight months ended August 31, 1998 that was subject to the federal alternative minimum tax.

* Tax-Free Minnesota Fund A Class shares ranked 6th out of 47 funds, 5th out of 25 funds and 4th out of 12 funds for the one-year, five-year and ten-year periods ended 8/31/98, according to Lipper Analytical Services. Rankings are based on total return at net asset value. An expense limitation was in effect for the periods shown. Returns and rankings would have been lower without the limitation.

                                                                 for tax-exempt
                                                                     income
                                                                        5


[PHOTO OF FAMILY ON BEACH]

available as rated by Standard & Poor's and Moody's Investors Services, two of the best known independent bond rating agencies.
     The low interest rate environment of 1998 benefited the Fund. Minnesota Insured Fund's share price rose as the value of its holdings increased. In fact, many of the Fund's holdings appreciated substantially as bond issues were refunded in advance and secured by U.S. Treasuries. Pre-refunded bonds represented 31% of the Fund's net assets as of August 31.
     The insured aspect of the Fund's bonds offers a degree of safety in the event of default of one of its holdings. Most bonds in the Fund's portfolio are protected by private insurance guaranteeing interest and principal payments.
     Pre-refunded bonds have high credit quality and excellent liquidity. These bonds are, by nature, defensive and can potentially provide shareholders with better principal protection over time. In our view, it makes sense to hold these bonds for a long period and collect an attractive level of income.



TAX-FREE MINNESOTA INTERMEDIATE FUND
Tax-Free Minnesota Intermediate Fund provided a total return of +6.01% (Class A shares at net asset value with distributions reinvested) for the 12 months ended August 31, 1998.
     The Fund's results were modestly lower than its benchmark - the Lehman Brothers Five-Year Municipal Bond Index - and its peer group average, as shown on page 1.
     We believe Minnesota's intermediate-term bond issues offer an attractive opportunity to strike a balance between income risk and total return. Intermediate-term bonds offer much of the income generated by longer term bonds, but with much less price volatility.
     The Fund performed well in the declining interest rate environment. The bonds held in the portfolio are primarily non-callable, giving the Fund an opportunity to maintain an attractive dividend. By having a minimal exposure to callable bonds, we

WE BELIEVE MINNESOTA'S AGGRESSIVE PURSUIT OF FOREIGN TRADE BODES WELL FOR THE STATE'S INDUSTRIAL DEVELOPMENT BONDS.


ASSET MIX
-----------------------------------------------------------------------------------------------------
AUGUST 31, 1998
                                     Tax-Free     Minnesota    Tax-Free Minnesota     Minnesota High
                                    Minnesota      Insured        Intermediate        Yield Municipal
                                      Fund           Fund             Fund               Bond Fund
                                    ---------     ---------    ------------------     ---------------
Housing                                19.1%        19.3%              7.3%                29.8%
Health Care                            21.3%        20.7%             14.8%                34.8%
General Obligation                     13.0%        19.1%              5.6%                 7.6%
Power Authority                        17.9%         9.0%              4.7%                 3.6%
Pre-Refunded                           12.2%        31.2%             38.7%                 0.4%
Education                               4.9%          --               6.8%                 4.3%
Industrial                              8.5%          --              16.8%                 9.9%
Cash & Other Revenue Bonds              3.1%         0.7%              5.3%                 9.6%

for tax-exempt
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     6


believe the Fund has substantially reduced the risk associated with reinvesting assets at lower interest rates.
     We slightly increased the Fund's weighting in industrial development bonds during the fiscal period. We believe Minnesota's strong industrial base and relatively healthy regional economy bode well for industrial development bonds held by the Fund.

MINNESOTA HIGH YIELD
MUNICIPAL BOND FUND
Minnesota High Yield Municipal Bond Fund provided a total return of +10.42% (for A Class shares at net asset value with distributions reinvested) for the 12 months ended August 31, 1998. The Fund's performance for fiscal 1998 ranked in the top 10% of its peer group, as explained below*.
     Minnesota's strong economy led to selected credit upgrades in fiscal 1998. The strong economy and low inflation boosted bond prices across the credit quality spectrum, with lower quality higher risk bonds benefiting the most. For this reason, Minnesota High Yield Municipal Bond Fund's return outpaced the results of Delaware's three other Minnesota funds, which focus on higher quality bonds.
     As of August 31, approximately half of your Fund's net assets were invested in investment grade bonds rated BBB or higher. The balance was invested in smaller unrated securities.
     Being unrated does not necessarily imply a bond is of low quality. Unrated bonds may be issued by rural towns that have a limited history in selling municipal bonds. Also, many smaller towns would rather forego the expensive process of obtaining a rating from agencies such as Standard & Poor's or Moody's.
     Housing bonds remained one of the largest components of your Fund's portfolio as of August 31. This sector includes financing for single family homes, apartments, and senior citizen assisted living complexes. Housing bonds increased the income potential of your Fund in calendar 1998 and, in our view, are likely to make a positive contribution to the Fund's results in the coming months.

MINNESOTA'S STRONG ECONOMY LED TO SELECTED CREDIT UPGRADES IN FISCAL 1998.

high-yield

CREDIT QUALITY
-----------------------------------------------------------------------------------------------------
AUGUST 31, 1998
                                     Tax-Free     Minnesota    Tax-Free Minnesota     Minnesota High
                                    Minnesota      Insured        Intermediate        Yield Municipal
                                      Fund           Fund             Fund               Bond Fund
                                    ---------     ---------    ------------------     ---------------
AAA                                   47.6%          100%            38.7%                  9.0%
AA                                    10.2%          0.0%             8.8%                 15.8%
A                                     18.8%          0.0%             8.4%                 15.1%
BBB                                    6.3%          0.0%            24.2%                 15.2%
BB                                     0.0%          0.0%             0.0%                  0.6%
B                                      0.0%          0.0%             0.0%                  0.0%
Unrated                               17.1%          0.0%            19.9%                 44.3%
-----------------------------------------------------------------------------------------------------
Average Quality                        AA            AAA              AA                    BBB

* Minnesota High Yield Municipal Bond Fund A Class shares ranked 3rd out of 50 funds and 8th out of 42 funds for the one-year and lifetime periods ended 8/31/98, according to Lipper Analytical Services. Rankings are based on total return at net asset value. An expense limitation was in effect for the periods shown. Returns and rankings would have been lower without the limitation.

                                                                 for tax-exempt
                                                                     income
                                                                        7



OUTLOOK

Strong U.S. economic growth fueled investor concern regarding inflation and higher interest rates at the beginning of fiscal 1998. Remarkably, the U.S. economic engine is still firing on all cylinders and inflation is negligible.
     Current investor concerns are quite different, however. Prolonged declines in the prices of many commodities and financial problems in Asia, Russia and more recently, Latin America, have sparked investor concern about falling prices for goods and services. We believe this deflation is a distinct likelihood.
     Some economists believe falling commodity prices are an indication that interest rates may be too high. As of August 31, Treasury bonds at all points of the maturity spectrum yielded less than the 5.5% federal funds rate - the first time that has happened since 1990.
     During a speech in early September, Federal Reserve Board Chairman Alan Greenspan said he no longer saw inflation as a threat to the U.S. economy. On September 29 and again in early October, the Fed reduced its short-term interest rate target to 5%.
     In our view, municipal bond yields may slightly decline in the months ahead, while total return potential may remain attractive. We plan to seek bond issues that allow each of Delaware's four Minnesota Municipal Bond Funds to strike a balance between tax-exempt income and total return potential.
     We believe Minnesota's municipal bond market can continue to present compelling opportunities for investors seeking tax-exempt income. The personal income tax in Minnesota ranges from 6% to 8.5%, one of the highest in the nation. Over the coming months, we will pay close attention to global economic developments and their effects on interest rates and your state's economy.

OVER THE COMING MONTHS, WE PLAN TO SEEK BONDS THAT ALLOW EACH OF DELAWARE'S FOUR MINNESOTA MUNICIPAL BOND FUNDS TO STRIKE A BALANCE BETWEEN TAX-EXEMPT INCOME AND TOTAL RETURN POTENTIAL.


[PHOTO OF PEOPLE TALKING]

outlook

MINNESOTA AT A GLANCE
-------------------------------------------------------------------------------
AUGUST 31, 1998
-------------------------------------------------------------------------------
Per Capita Income                                                       $25,580
Unemployment Rate                                                          2.3%
Minneapolis Office Vacancy Rate+                                           3.4%
Existing Single-Family Home Sales (2nd Quarter vs. 1st Quarter)          +11.7%
-------------------------------------------------------------------------------
+ Percentage of high quality office space available for lease

Source: Bloomberg Business News.

for tax-exempt
   income
     8


Performance Summary

TAX-FREE MINNESOTA FUND'S PERFORMANCE
-------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
SEPTEMBER 1, 1988 TO AUGUST 31, 1998

                               Tax-Free Minnesota          Lehman Brothers
                                  Fund A Class           Municipal Bond Index
                                  ------------           --------------------
Period End
Aug. '88                                 $ 9,628               $10,000
Aug. '89                                 $10,582               $11,098
Aug. '90                                 $11,138               $11,812
Aug. '91                                 $12,298               $13,205
Aug. '92                                 $13,594               $14,679
Aug. '93                                 $15,183               $16,470
Aug. '94                                 $15,128               $16,493
Aug. '95                                 $16,183               $17,955
Aug. '96                                 $17,073               $18,896
Aug. '97                                 $18,649               $20,642
Aug. '98                                 $20,283               $22,427

Chart assumes a $10,000 investment on September 1, 1988, a 3.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes differs because of different charges and expenses. Past performance does not guarantee future results.

TAX-FREE MINNESOTA FUND
AVERAGE ANNUAL RETURNS THROUGH AUGUST 31, 1998
-------------------------------------------------------------------------------
                                 Lifetime    Ten Years    Five Years    One Year
                                 --------    ---------    ----------    --------
Class A (Est. 2/27/84)
   Excluding Sales Charge         +8.97%      +7.74%        +5.97%       +8.76%
   Including Sales Charge         +8.68%      +7.33%        +5.16%       +4.69%
-------------------------------------------------------------------------------
Class B (Est. 8/11/95)
   Excluding Sales Charge         +7.37%                                 +7.95%
   Including Sales Charge         +6.64%                                 +3.95%
-------------------------------------------------------------------------------
Class C (Est. 5/4/94)
   Excluding Sales Charge         +6.69%                                 +8.03%
   Including Sales Charge         +6.69%                                 +7.03%

All performance includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either the investment was not redeemed or that contingent sales charges did not apply. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares of each Fund have a 3.75% maximum front-end sales charge except Tax-Free Minnesota Intermediate Fund, which has a 2.75% maximum front-end sales charge. All Funds have a 12b-1 fee.
Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year for each Fund except Tax-Free Minnesota Intermediate Fund, which is subject to a deferred sales charge of up to 2% if redeemed before the end of the third year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

                                                                 for tax-exempt
                                                                     income
                                                                        9


MINNESOTA INSURED FUND'S PERFORMANCE
-------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
SEPTEMBER 1, 1988 TO AUGUST 31, 1998


                                Minnesota Insured          Lehman Brothers
                                  Fund A Class           Municipal Bond Index
                                  ------------           --------------------

Period End
Aug. '88                                 $ 9,621               $10,000
Aug. '89                                 $10,642               $11,098
Aug. '90                                 $11,186               $11,812
Aug. '91                                 $12,266               $13,205
Aug. '92                                 $13,671               $14,679
Aug. '93                                 $15,642               $16,470
Aug. '94                                 $15,513               $16,493
Aug. '95                                 $16,665               $17,955
Aug. '96                                 $17,553               $18,896
Aug. '97                                 $19,006               $20,642
Aug. '98                                 $20,552               $22,427

Chart assumes a $10,000 investment on September 1, 1988, a 3.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes differs because of different charges and expenses. Past performance does not guarantee future results.


MINNESOTA INSURED FUND -
GROWTH OF A $10,000 INVESTMENT
---------------------------------------------------------
December 31, 1990 to December 31, 1998

Lehman Brothers Insured Municipal Bond Index:   $19,894
Minnesota Insured Fund A Class:                 $17,026

Minnesota Insured Fund began operating before the inception of the Lehman Brothers Insured Municipal Bond Index, an unmanaged benchmark that we believe closely reflects the Fund's investment strategy. We have included this bar chart to compare the Minnesota Insured Fund's performance with that of the index since the index began operating on December 31, 1990. Like the chart above, it assumes a $10,000 investment, a 3.75% front-end sales charge and reinvestment of distributions. Performance of other Fund Classes for the time period shown differs because of different charges and expenses.


MINNESOTA INSURED FUND
-------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH AUGUST 31, 1998

                                 Lifetime    Ten Years    Five Years    One Year
                                 --------    ---------    ----------    --------
Class A (Est. 5/1/87)
   Excluding Sales Charge          +7.57%      +7.73%       +5.62%       +8.13%
   Including Sales Charge          +7.21%      +7.32%       +4.82%       +4.06%
-------------------------------------------------------------------------------
Class B (Est. 3/7/95)
   Excluding Sales Charge          +6.91%                                +7.33%
   Including Sales Charge          +6.18%                                +3.33%
-------------------------------------------------------------------------------
Class C (Est. 5/4/94)
   Excluding Sales Charge          +6.24%                                +7.23%
   Including Sales Charge          +6.24%                                +6.23%

Please turn to page 8 for important additional information. All performance includes reinvestment of distributions and sales charges as described on page 8. Past performance is not a guarantee of future results.

for tax-exempt
   income
     10


TAX-FREE MINNESOTA INTERMEDIATE FUND'S PERFORMANCE
-------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
SEPTEMBER 1, 1988 TO AUGUST 31, 1998





                               Tax-Free Minnesota      Lehman Brothers Five-Year
                           Intermediate Fund A Class      Municipal Bond Index
                           -------------------------      -------------------
Period End
Aug. '88                             $ 9,724                     $10,000
Aug. '89                             $10,305                     $10,781
Aug. '90                             $10,925                     $11,569
Aug. '91                             $11,805                     $12,765
Aug. '92                             $12,809                     $14,057
Aug. '93                             $13,766                     $15,324
Aug. '94                             $13,988                     $15,603
Aug. '95                             $14,971                     $16,838
Aug. '96                             $15,484                     $17,461
Aug. '97                             $16,470                     $18,615
Aug. '98                             $17,459                     $19,848


Chart assumes a $10,000 investment on September 1, 1988, a 2.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes differs because of different charges and expenses. Past performance does not guarantee future results.


TAX-FREE MINNESOTA INTERMEDIATE FUND
-------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH AUGUST 31, 1998

                                 Lifetime    Ten Years    Five Years    One Year
                                 --------    ---------    ----------    --------
Class A (Est. 10/27/85)
   Excluding Sales Charge         +6.16%      +6.04%       +4.89%      +6.01%
   Including Sales Charge         +5.93%      +5.74%       +4.31%      +3.12%
-------------------------------------------------------------------------------
Class B (Est. 8/15/95)
   Excluding Sales Charge         +4.82%                               +5.30%
   Including Sales Charge         +4.82%                               +3.30%
-------------------------------------------------------------------------------
Class C (Est. 4/30/94)
   Excluding Sales Charge         +4.89%                               +5.21%
   Including Sales Charge         +4.89%                               +4.21%

Please turn to page 8 for important additional information. All performance includes reinvestment of distributions and sales charges as described on page 8. Past performance is not a guarantee of future results.

                                                                 for tax-exempt
                                                                     income
                                                                       11


MINNESOTA HIGH YIELD MUNICIPAL BOND FUND'S PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
-------------------------------------------------------------------------------
June 4, 1996 To August 31, 1998





                              Minnesota High Yield           Lehman Brothers
                          Municipal Bond Fund A Class      Municipal Bond Index
                          ---------------------------      --------------------
Period End
Jun '96                          $ 9,627                        $10,000
Sept. '96                        $ 9,780                        $10,229
Dec. '96                         $10,052                        $10,490
Mar. '97                         $10,109                        $10,466
Jun. '97                         $10,438                        $10,826
Sep. '97                         $10,792                        $11,152
Dec. '97                         $11,168                        $11,454
Mar. '98                         $11,323                        $11,586
Jun. '98                         $11,561                        $11,762
Aug. '98                         $11,876                        $11,974

Chart assumes a $10,000 investment on June 4, 1996, a 3.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes differs because of different charges and expenses. Past performance does not guarantee future results.


MINNESOTA HIGH YIELD MUNICIPAL BOND FUND
AVERAGE ANNUAL RETURNS THROUGH AUGUST 31, 1998
-------------------------------------------------------------------------------

                                                           Lifetime     One Year
                                                           --------     --------
Class A (Est. 6/4/96)
   Excluding Sales Charge                                   +9.89%      +10.42%
   Including Sales Charge                                   +8.03%       +6.31%
-------------------------------------------------------------------------------
Class B (Est. 6/12/96)
   Excluding Sales Charge                                  +10.21%       +9.51%
   Including Sales Charge                                   +9.00%       +5.51%
-------------------------------------------------------------------------------
Class C (Est. 6/7/96)
   Excluding Sales Charge                                   +9.14%       +9.62%
   Including Sales Charge                                   +9.14%       +8.62%

Please turn to page 8 for important additional information. All performance includes reinvestment of distributions and sales charges as described on page 8. Past performance is not a guarantee of future results.

12 for tax-exempt income

Financial Statements

VOYAGEUR TAX-FREE FUNDS, INC.
DELAWARE-VOYAGEUR TAX-FREE MINNESOTA FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1998
--------------------------------------------------------------------------------
                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 99.93%
GENERAL OBLIGATION BONDS - 12.99%
Farmington Independent School District
   Number 192 Capital Appreciation Series B
   Zero Coupon 2/1/20 ............................     $2,650,000     $  877,203
Farmington Independent School District
   Number 192 Capital Appreciation Series B
   Zero Coupon 2/1/21 ............................      2,500,000        783,575
Hennepin County 5.75% 10/1/10 ....................      7,990,000      8,568,716
Hutchinson Independent School District Series A
   (MN School District Enhanced)
   5.85% 2/1/18 ..................................      1,700,000      1,839,162
Lakeville School District #194,
   Inverse Floater (MBIA) 6.47% 2/1/15 ...........      4,250,000      4,406,018
Lakeville Independent School District
   #194 Capital Appreciation Series B
   Zero Coupon 2/1/19 ............................      8,000,000      2,754,160
Mahtomedi Independent School District #832
   Series B Zero Coupon (MBIA) 2/1/14 ............      1,540,000        745,884
Minneapolis Convention Center Facilities,
   Inverse Floater 7.07% 4/1/14 ..................        850,000        923,517
Minneapolis Sports Arena Project, Inverse Floater
   6.42% 10/1/20 .................................      4,220,000      4,403,654
Minneapolis Sports Arena Project, Inverse Floater
   6.37% 4/1/14 ..................................        580,000        625,756
Minneapolis Unlimited Tax Series 1992
   6.30% 10/1/08 .................................      1,750,000      1,907,115
Minnetonka Independent School District #276
   (FSA) 5.75% 2/1/22 ............................      4,550,000      4,859,810
North St. Paul Maplewood Independent School
   District #622, Inverse Floater
   6.42% 2/1/20 ..................................      2,250,000      2,312,505
Pine Island Independent School District #255
   (FSA) 6.625% 6/1/12 ...........................        240,000        255,367
Pine Island Independent School District #255
   (FSA) 6.625% 6/1/13 ...........................        310,000        330,677
Pine Island Independent School District #255
   (FSA) 6.625% 6/1/14 ...........................        330,000        352,011
Pine Island Independent School District #255
   (FSA) 6.625% 6/1/15 ...........................        355,000        378,299
Pine Island Independent School District #255
   (FSA) 6.625% 6/1/16 ...........................        380,000        404,533
Puerto Rico Commonwealth Public Improvement
   4.50% 7/1/23 ..................................        500,000        461,965
Richfield Independent School District
   #280 Series C, Inverse Floater
   5.34% 2/1/15 ..................................      1,365,000      1,433,114

--------------------------------------------------------------------------------
                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
GENERAL OBLIGATION BONDS (CONTINUED)
Rochester Tax Increment 6.50% 12/1/04 ............    $ 1,000,000    $ 1,006,980
Rosemount - Apple Valley Independent School
   District #196 Inverse Floater (FSA)
   7.92% 4/1/15 ..................................      4,000,000      4,588,960
Rosemount Independent School District #196
   Series B Zero Coupon (FSA) 4/1/11 .............      2,600,000      1,474,616
Rosemount Independent School District #196
   Zero Coupon (FSA) 4/1/12 ......................      1,850,000        989,769
Rosemount Independent School District #196
   Zero Coupon (FSA) 4/1/13 ......................      1,915,000        971,480
Rosemount Independent School District #196,
   Inverse Floater 5.875% 4/1/15 .................      1,375,000      1,488,781
Sartell Independent School District #748
   Zero Coupon (MBIA) 2/1/13 .....................        540,000        276,075
Sartell Independent School District #748
   Zero Coupon (MBIA) 2/1/15 .....................      1,075,000        493,565
Sartell Independent School District #748
   Zero Coupon (MBIA) 2/1/16 .....................      1,750,000        745,693
Sartell Independent School District #748
   Zero Coupon (MBIA) 2/1/17 .....................      1,600,000        657,392
Spring Lake Park Independent School District #16,
   Inverse Floater (MBIA) 6.67% 2/1/17 ...........      1,000,000      1,059,710
St. Paul Tax Increment - Block 39
   Project A 4.75% 2/1/25 ........................      2,000,000      1,896,180
Washington County 5.90% 2/1/10 ...................      1,680,000      1,763,278
                                                                     -----------
                                                                      56,035,520
                                                                     -----------
HIGHER EDUCATION REVENUE BONDS - 4.88%
Minnesota Higher Education Augsburg College Series
   4F1 6.25% 5/1/23 ..............................      1,000,000      1,074,150
Minnesota Higher Education Carleton College
   5.75% 11/1/12 .................................      4,000,000      4,304,600
Minnesota Higher Education Facilities Revenue
   Hamline University 6.00% 10/1/12 ..............      1,250,000      1,339,900
Minnesota Higher Education Facilities Revenue
   Hamline University 6.00% 10/1/16 ..............      1,790,000      1,894,268
Minnesota Higher Education St. Benedicts College
   6.20% 3/1/16 ..................................      1,000,000      1,076,830
Minnesota Higher Education St. Thomas University
   Series R2 5.60% 9/1/14 ........................      1,000,000      1,038,080
University of Minnesota Series A 5.50% 7/1/21 ....      9,500,000     10,304,745
                                                                     -----------
                                                                      21,032,573
                                                                     -----------
HOSPITAL REVENUE BONDS - 21.25%
Bemidji Hospital Facilities Revenue North County
   Health 6.05% 9/1/16 ...........................        600,000        638,982
                                                        for tax-exempt income 13

TAX-FREE  MINNESOTA FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
HOSPITAL REVENUE BONDS (CONTINUED)

Bemidji Hospital Facilities Revenue North County
   Health 6.05% 9/1/24 .............................   $ 1,825,000   $ 1,931,416
Brainerd Benedictine Health Care Systems for
   St. Joseph's Hospital (Connie Lee)
   6.00% 2/15/12 ...................................     2,250,000     2,423,475
Duluth Economic Development Authority
   Benedictine for St. Luke's Hospital (Connie Lee)
   6.40% 5/1/18 ....................................     3,295,000     3,569,210
Duluth Economic Development Authority St. Luke's
   Hospital (Connie Lee) 6.00% 2/15/20 .............     9,450,000    10,138,905
Little Canada Health Care 1992 (Presbyterian
   Homes Guaranteed) 7.25% 7/1/12 ..................     1,000,000     1,042,170
Minneapolis Fairview Hospital Series 91B (MBIA)
   6.50% 1/1/11 ....................................     3,000,000     3,267,180
Minneapolis Health Care American Baptist Homes
   8.70% 11/1/09 ...................................     2,485,000     2,793,786
Minneapolis/St. Paul Housing & Redevelopment
   Authority Children's Hospital Health Care,
   Inverse Floater 7.17% 8/15/25 ...................     6,500,000     7,037,615
Minneapolis/St. Paul Housing & Redevelopment
   Authority Health Care System for Healthspan
   Series A (AMBAC) 4.75% 11/15/18 .................    11,030,000    10,860,248
Minneapolis/St. Paul Housing & Redevelopment
   Authority HealthOne (MBIA) 7.40% 8/15/11 ........     1,360,000     1,470,514
Robbinsdale North Memorial Medical (AMBAC)
   5.50% 5/15/23 ...................................    10,725,000    11,075,600
Rochester Health Care Facilities Revenue Reg IRS
   for Mayo Clinic, Series H Inverse Floater
   8.077% 11/15/15 .................................     3,500,000     4,094,160
Rochester Health Care Facilities Revenue
   Mayo Foundation Series B 5.50% 11/15/27 .........     2,000,000     2,093,020
Springfield St. John's Lutheran Home Revenue
   8.50% 11/1/19 ...................................       600,000       630,942
St. Cloud Hospital Facilities Revenue for
   St. Cloud Hospital (AMBAC) 5.30% 10/1/20 ........     7,250,000     7,408,340
St. Louis Park Commercial Development Revenue for
   G&N LP Project (Methodist Hospital Guaranteed)
   7.25% 6/1/13 ....................................     1,120,000     1,201,021
St. Louis Park Methodist Hospital (AMBAC)
   5.20% 7/1/23 ....................................    10,220,000    10,324,448
St. Paul Housing and Redevelopment Hospital
   Revenue for Health East Series A
   6.625% 11/1/17 ..................................     8,900,000     9,620,277
                                                                     -----------
                                                                      91,621,309
                                                                     -----------
HOUSING REVENUE BONDS - 19.08%
Austin Housing and Redevelopment Authority
   Courtyard Residence Series 95A
   7.25% 1/1/26 ....................................       500,000       553,420
Bloomington Housing and Redevelopment
   Authority Senior Summerhouse Bloomington
   Project 6.125% 5/1/35 ...........................     3,420,000     3,475,712

--------------------------------------------------------------------------------
                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)
Brooklyn Center Multifamily Housing Revenue Bonds
   Family Housing Project Section 8
   5.90% 1/1/20 ......................................   $2,250,000   $2,350,350
Burnsville Multifamily Bridgeway Apartments
   (FHA) 7.625% 2/1/24 ...............................    3,370,000    3,621,503
Burnsville Multifamily Coventry Court Apartments
   Project (FHA) 7.50% 9/1/17 ........................    1,000,000    1,039,030
Carver County Housing and Redevelopment
   Authority Multifamily Revenue Lake Grace
   Apartments 6.00% 7/1/28 ...........................    1,435,000    1,511,988
Dakota County Housing and Redevelopment Authority
   Single Family (GNMA) 8.10% 3/1/16 .................      100,000      103,125
Eagan Forest Ridge Apartments Project
   (FHA) 7.50% 9/1/17 ................................    1,000,000    1,033,810
Eden Prairie Multifamily Revenue Eden Investments
   (FHA) 7.40% 8/1/25 ................................      400,000      421,464
Eden Prairie Multifamily Windslope Apartments
   Section 8 Housing 7.10% 11/1/17 ...................    1,585,000    1,687,534
Eden Prairie Multifamily Homes Tanager Creek
   (GNMA) 8.05% 6/20/31 ..............................    7,605,000    8,953,747
Edina Park Plaza Multifamily Housing (FHA)
   7.50% 12/1/09 .....................................    1,490,000    1,559,121
Edina Park Plaza Multifamily Housing (FHA)
   7.70% 12/1/28 .....................................    1,250,000    1,299,850
Hopkins Renaissance Multifamily Housing Section 8
   6.375% 4/1/20 .....................................    1,000,000    1,071,900
Little Canada Multifamily Housing Revenue
   Housing Alternative Development Company
   Project Series A 6.10% 12/1/17 ....................    1,700,000    1,758,038
Little Canada Multifamily Housing Revenue
   Housing Alternative Development Company
   Project Series A 6.25% 12/1/27 ....................    2,900,000    3,008,866
Minneapolis Housing Facility Revenue for
   Augustana Chapel View Project Series 1993
   7.00% 4/1/18 ......................................    1,000,000    1,027,280
Minneapolis Multifamily Mortgage for Seward Towers
   Project (GNMA) 7.375% 12/20/30 ....................    4,000,000    4,212,720
Minneapolis-Nicollet Towers Multifamily Housing
   Section 8 6.00% 12/1/19 ...........................    2,000,000    2,135,480
Minnesota Housing Finance Agency Multifamily
   Housing 6.95% 2/1/14 ..............................    1,500,000    1,601,400
Minnesota Housing Finance Agency Multifamily
   Housing Series 92A 6.95% 8/1/17 ...................      745,000      797,977
Minnesota Housing Finance Agency Rental Housing
   Series B 6.25% 8/1/22 .............................      985,000      998,091
Minnesota Housing Finance Agency Single Family
   Mortgage 86 Series B 7.25% 7/1/16 .................      815,000      816,247
Minnesota Housing Finance Agency Single Family
   Mortgage Series B 7.30% 7/1/10 ....................      150,000      155,033
Minnesota Housing Finance Agency Single Family
   Mortgage Series D 7.30% 7/1/09 ....................      325,000      336,170
Minnesota Housing Finance Agency Single Family
   Mortgage Series C 7.65% 7/1/08 ....................      395,000      415,698

14 for tax-exempt income

TAX-FREE  MINNESOTA FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)
Minnesota Housing Finance Agency Single Family
   Mortgage Series 91C 7.10% 7/1/11 ................   $ 1,010,000   $ 1,073,287
Minnetonka Multifamily Beacon Hill Project
   (Presbyterian Homes Guaranteed)
   7.70% 6/1/25 ....................................     2,000,000     2,167,980
Oakdale Housing Oak Meadows Project
   7.00% 4/1/27 ....................................     6,800,000     7,311,700
Park Rapids Multifamily Revenue
   The Court Apartments Project Section 8
   6.30% 2/1/20 ....................................     3,255,000     3,334,748
Red Wing Housing and Redevelopment Agency
   Jordan Tower Section 8 Series 92
   7.00% 1/1/19 ....................................     1,500,000     1,638,585
St. Cloud Germain Towers Housing Series 1993
   Section 8 5.90% 9/1/20 ..........................     2,000,000     2,084,780
St. Louis Park Residential Mortgage
   Revenue for Single Family (GNMA)
   7.25% 4/20/23 ...................................     1,523,000     1,613,725
St. Louis Park Multifamily Housing Revenue
   Community Housing (FHA) 6.25% 12/1/28 ...........     3,855,000     4,145,821
St. Louis Park Multifamily Westwind Apartments
   Housing (GNMA) 5.75% 1/1/29 .....................     3,865,000     4,023,890
St. Paul Housing and Redevelopment Agency
   (Executive Life Guaranteed Investment
   Contract) Como Lake Project (FHA)
   7.50% 3/1/26 ....................................     1,000,000       980,000
St. Paul Housing and Redevelopment Single Family
   Mortgage (FNMA) 6.90% 12/1/11 ...................        59,000        61,164
St. Paul Housing and Redevelopment Single Family
   Mortgage (FNMA) 6.90% 12/1/21 ...................     1,650,000     1,757,448
Spring Park Twin Birch Health Care
   Center (Guarantor: Presbyterian Homes of
   Minnesota) 8.25% 8/1/11 .........................       600,000       640,974
Stillwater Multifamily Housing Stillwater Cottages
   7.00% 11/1/27 ...................................     1,000,000     1,038,900
Wadena Housing and Redevelopment Agency Humphrey
   Manor Section 8 6.00% 2/1/19 ....................     2,130,000     2,231,537
Wells Housing and Redevelopment Agency Broadway
   Apartment Project Section 8 7.00% 1/1/19 ........     1,060,000     1,134,772
Willmar Housing and Redevelopment Agency Highland
   Apartments Section 8 5.85% 6/1/19 ...............     1,050,000     1,094,520
                                                                     -----------
                                                                      82,279,385
                                                                     -----------
INDUSTRIAL DEVELOPMENT REVENUE
   BONDS - 8.47%
Andover Development Revenue
   Downtown Center Project Series A
   7.00% 12/1/12 ...................................     1,000,000     1,071,580
Anoka Resource Recovery Revenue for
   Northern States Power Co
   Series 85 7.15% 12/1/08 .........................     1,000,000     1,056,190
Becker Pollution Control Revenue for
   Northern States Power Co
   Series 89A 6.80% 4/1/07 .........................     2,000,000     2,074,560

--------------------------------------------------------------------------------
                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
INDUSTRIAL DEVELOPMENT REVENUE BONDS (CONTINUED)
Cloquet Pollution Control Revenue for Potlatch
   Corporation 5.90% 10/1/26 .......................   $15,000,000   $15,996,750
East Grand Forks for American Crystal Sugar
   Pollution Control Revenue 7.75% 4/1/18 ..........     1,230,000     1,346,567
International Falls Pollution Control
   Revenue Boise Cascade Project
   5.65% 12/1/22 ...................................     1,500,000     1,531,155
Richfield Commercial Development Revenue
   for Richfield Shoppes 8.375% 10/1/13 ............     2,200,000     2,540,692
Seaway Port Authority Duluth Industrial
   Development Dock & Wharf Revenue Cargill
   Project Series E 6.125% 11/1/14 .................     4,500,000     4,974,345
St. Cloud Commercial Development Revenue
   for Northwest Center Association
   7.50% 8/1/12 ....................................     4,283,971     4,585,391
St. Paul Minnesota Port Authority Commercial
   Development Revenue Fort Rd Medical
   (Asset Gty) 7.50% 9/1/02 ........................     1,300,000     1,350,492
                                                                     -----------
                                                                      36,527,722
                                                                     -----------
LEASE/CERTIFICATES OF PARTICIPATION - 0.66%
Beltrami County Housing & Redevelopment Authority
   Revenue 6.20% 2/1/14 ............................     1,010,000     1,071,186
West St. Paul Commercial Mortgage K-Mart Lease
   7.00% 11/1/07 ...................................     1,599,589     1,766,666
                                                                     -----------
                                                                       2,837,852
                                                                     -----------
POWER AUTHORITY REVENUE BONDS - 17.85%
Bass Brook Pollution Control Revenue for Minnesota
   Power and Light 6.00% 7/1/22 ....................    17,490,000    18,474,862
Bass Brook Pollution Control Revenue for Minnesota
   Power & Light Company (MBIA)
   6.00% 7/1/22 ....................................     1,750,000     1,871,398
Northern Minnesota Municipal Power Agency (FSA)
   5.25% 1/1/13 ....................................     4,000,000     4,165,760
Northern Minnesota Municipal Power Agency Electric
   System Revenue (AMBAC) 5.50% 1/1/18 .............     9,200,000     9,451,252
Northern Minnesota Municipal Power Agency Zero
   Coupon (AMBAC) 1/1/09 ...........................     3,815,000     2,438,701
Northern Municipal Power Agency Minnesota
   Electric Systems Revenue 5.40% 1/1/15 ...........     2,000,000     2,082,160
Puerto Rico Electric Power Authority
   5.25% 7/1/21 ....................................     1,500,000     1,518,765
Puerto Rico Electric Power Authority Power Revenue
   Series DD (FSA) 4.50% 7/1/19 ....................     6,100,000     5,790,974
Puerto Rico Electric Power Authority Series EE
   4.75% 7/1/24 ....................................     3,900,000     3,731,949
Puerto Rico Electric Power Authority Series X
   5.50% 7/1/25 ....................................     2,930,000     3,003,426
Southern Minnesota Municipal Power Agency (FGIC)
   5.75% 1/1/18 ....................................     2,000,000     2,118,800
Southern Minnesota Municipal Power Agency (MBIA)
   4.75% 1/1/16 ....................................     7,200,000     7,074,360
                                                        for tax-exempt income 15

TAX-FREE  MINNESOTA FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
POWER AUTHORITY REVENUE BONDS (CONTINUED)
Southern Minnesota Municipal Power Agency (MBIA)
   5.75% 1/1/18 ....................................   $ 7,770,000   $ 8,231,538
Southern Minnesota Municipal Power Agency Supply
   System (AMBAC) 5.50% 1/1/15 .....................     1,560,000     1,618,874
Southern Minnesota Municipal Power Agency Zero
   Coupon (MBIA) 1/1/19 ............................     4,785,000     1,719,059
Southern Minnesota Municipal Power Agency Zero
   Coupon (MBIA) 1/1/21 ............................     5,000,000     1,659,950
Virgin Islands Water and Power Authority Electric
   System Revenue 5.30% 7/1/18 .....................       500,000       505,660
Virgin Islands Water and Power Authority Electric
   Systems Revenue 5.30% 7/1/21 ....................     1,000,000     1,009,560
Western Municipal Power Agency Revenue
   6.125% 1/1/16 ...................................       525,000       526,696
                                                                     -----------
                                                                      76,993,744
                                                                     -----------
*PRE-REFUNDED BONDS/ESCROWED TO
   MATURITY - 12.21%
Albert Lea St. John's Luthern Home Project
   8.50% 11/1/19-99 ................................     1,000,000     1,084,900
Anoka County Capital Improvement
   7.20% 2/1/08-99 .................................     1,000,000     1,012,840
Blaine Industrial Development Revenue (Ball Corp.)
   (Escrowed to Maturity) 8.25% 12/1/00 ............       300,000       303,534
Blaine Industrial Development Revenue (Ball Corp.)
   (Escrowed to Maturity) 8.25% 12/1/99 ............       250,000       252,945
Bloomington Tax Increment (Escrowed to Maturity)
   9.75% 2/1/08 ....................................       500,000       654,520
Brainerd Independent School District #181
   7.00% 6/1/11-01 .................................       390,000       417,160
Edina Fairview Hospital Revenue
   7.125% 7/1/19-99 ................................     2,500,000     2,609,075
Faribault Independent School District #656
   (MN School District Credit Enhanced)
   6.10% 6/1/10-04 .................................     1,000,000     1,085,910
Glencoe/McLeod County Health Care
   8.50% 12/1/15-00 ................................       500,000       550,960
Kenyon Wanamingo Independent School District
   (MBIA) 6.00% 2/11/18-05 .........................     2,350,000     2,568,926
Maplewood Independent School District #622
   (FSA) 7.10% 2/1/25-05 ...........................    10,000,000    11,675,800
Minnesota Public Facilities Authority Water
   Pollution Control Series 90A
   7.10% 3/1/12-00 .................................     1,990,000     2,127,589
Minnesota Public Facilities Authority Water
   Pollution Control 6.95% 3/1/13-01 ...............     5,220,000     5,713,342
Minnesota Public Facilities Authority Water
   Pollution Control 6.25% 3/1/16-05 ...............     4,400,000     4,934,600
Northern Minnesota Municipal Power Agency
   Series 89A 7.25% 1/1/16-99 ......................     5,875,000     6,062,354
Owatanna Public Utilities 6.75% 1/1/16-01 ..........     1,000,000     1,065,750

                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED BONDS/ESCROWED TO MATURITY (CONTINUED)
Plainview Independent School District #810
   6.70% 2/1/06-03 ...............................   $    385,000   $    422,233
Plainview Independent School District #810
   6.75% 2/1/08-03 ...............................        445,000        488,922
Plainview Independent School District #811
   6.75% 2/1/07-03 ...............................        420,000        461,454
Southern Minnesota Municipal Power Agency Revenue
   (MBIA) (Escrowed to Maturity)
   5.75% 1/1/18 ..................................      1,000,000      1,080,840
Southern Minnesota Municipal Power Agency Supply
   System (AMBAC) (Escrowed to Maturity)
   5.50% 1/1/15 ..................................        990,000      1,035,223
St. Cloud Housing and Redevelopment Agency
   Northway A&B Project Section 8
   7.50% 12/1/18-00 ..............................      2,045,000      2,247,455
St. Louis Park Methodist Hospital (AMBAC)
   7.25% 7/1/18-00 ...............................        775,000        838,062
Stillwater Independent School District #834
   (MBIA) 5.75% 2/1/15-05 ........................      2,000,000      2,151,640
University of Minnesota Series A (Escrowed to
   Maturity) 6.00% 2/1/11 ........................      1,500,000      1,513,170
Western Minnesota Municipal Power Agency Revenue
   (Escrowed to Maturity) 9.75% 1/1/16 ...........        185,000        285,461
                                                                    ------------
                                                                      52,644,665
                                                                    ------------
WATER & SEWER REVENUE BONDS - 1.16%
Puerto Rico Aqueduct & Sewer Authority
   5.00% 7/1/19 ..................................      3,000,000      3,004,410
Puerto Rico Aqueduct & Sewer Authority
   5.00% 7/1/15 ..................................      2,000,000      2,010,660
                                                                    ------------
                                                                       5,015,070
                                                                    ------------
OTHER REVENUE BONDS - 1.38%
Minneapolis Community Development Agency Common
   Bond Fund 7.95% 12/1/11 .......................        855,000        961,978
Minneapolis Community Development Agency Common
   Bond Fund 7.40% 12/1/21 .......................        795,000        871,470
Minneapolis Community Development Agency Common
   Bond Fund Opportunity Workshop Project
   Series 2A 7.125% 12/1/05 ......................        510,000        558,154
Minneapolis Community Development Agency Tax
   Increment Revenue Zero Coupon 9/1/09 ..........      5,750,000      3,570,980
                                                                    ------------
                                                                       5,962,582
                                                                    ------------
Total Municipal Bonds (cost $393,270,537) ........                   430,950,422
                                                                    ------------

                                                        NUMBER OF
                                                         SHARES
                                                       ----------
SHORT-TERM INVESTMENTS - 0.34%
Federated Minnesota Municipal Money Market .........    1,465,102      1,465,102
                                                                       ---------
Total Short-Term Investments
   (cost $1,465,102) ...............................                   1,465,102
                                                                       ---------

16 for tax-exempt income

TAX-FREE  MINNESOTA FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES OWNED - 100.27%
   (COST $394,735,639) .....................................    $   432,415,524
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (0.27)% ..         (1,143,060)
                                                                ---------------
NET ASSETS APPLICABLE TO 33,117,910 SHARES
   ($.01 PAR VALUE) OUTSTANDING - 100.00% ..................    $   431,272,464
                                                                ===============

NET ASSET VALUE - TAX-FREE MINNESOTA FUND A CLASS
   ($416,112,575 / 31,954,316 SHARES) ......................             $13.02
                                                                         ======
NET ASSET VALUE - TAX-FREE MINNESOTA FUND B CLASS
   ($10,246,255 / 786,680 SHARES) ..........................             $13.02
                                                                         ======
NET ASSET VALUE - TAX-FREE MINNESOTA FUND C CLASS
   ($4,913,634 / 376,914 SHARES) ...........................             $13.04
                                                                         ======


------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

------------
Summary of Abbreviations:
        AMBAC - Insured by the AMBAC Indemnity Corporation
    Asset Gty - Insured by the Asset Guaranty Insurance Company
   Connie Lee - Insured by College Construction Insurance Association
         FGIC - Insured by the Financial Guaranty Insurance Company
          FHA - Insured by the Federal Housing Authority
         FNMA - Insured by the Federal National Mortgage Association
          FSA - Insured by Financial Security Assurance
         GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT AUGUST 31, 1998:
Common stock $.01 par value, 10,000,000,000 shares authorized to the Fund with 1,000,000,000 shares allocated to Tax-Free
   Minnesota Fund A Class, 1,000,000,000 shares allocated to
   Tax-Free Minnesota Fund B Class, and 1,000,000,000 shares
   allocated to Tax-Free Minnesota Fund C Class ...............   $ 392,677,184
Distributions in excess of net investment income ..............         (69,357)
Accumulated net realized gain on investments ..................         984,752
Net unrealized appreciation of investments ....................      37,679,885
                                                                  -------------
Total net assets ..............................................   $ 431,272,464
                                                                  =============

NET ASSET VALUE AND OFFERING PRICE FOR
   TAX-FREE MINNESOTA FUND A CLASS
Net asset value per share (A) ......................................     $13.02
Sales charge (3.75% of offering price or 3.92% of amount
   invested per share) (B) .........................................       0.51
                                                                         ------
Offering price .....................................................     $13.53
                                                                         ======
------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more for Tax-Free Minnesota Fund A Class.

                             See accompanying notes

VOYAGEUR INSURED FUNDS, INC.
DELAWARE-VOYAGEUR MINNESOTA INSURED FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1998
--------------------------------------------------------------------------------
                                                        PRINCIPAL      MARKET
                                                          AMOUNT       VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 100.68%
GENERAL OBLIGATION BONDS - 19.11%
Anoka County Capital Improvement Series C
   (FGIC) 5.90% 2/1/11 ...............................   $8,045,000   $8,415,231
Becker Refunding tax Increment Series D
   (MBIA) (AMT) 6.25% 8/1/15 .........................    6,300,000    6,825,609
Becker Wastewater Treatment Facility Series A
   (MBIA) 5.95% 2/1/14 ...............................      500,000      533,710
Buffalo Independent School District #887
   (FSA) 6.10% 2/1/15 ................................    1,030,000    1,098,619
Dakota County Refunding Series B (AMBAC)
   6.40% 2/1/08 ......................................    1,135,000    1,173,862
Dakota County Refunding Series B (AMBAC)
   6.45% 2/1/09 ......................................    1,000,000    1,034,220
Dakota County Refunding Series B (AMBAC)
   6.45% 2/1/10 ......................................    2,500,000    2,585,550
Eden Prairie Independent School District #272
   (MBIA) 5.65% 2/1/13 ...............................    3,200,000    3,317,088
Eden Prairie Independent School
   District #272, Inverse Floater (FGIC)
   6.42% 2/1/14 ......................................    1,125,000    1,200,611
Eden Prairie Independent School District #272,
   Inverse Floater (MBIA) 6.42% 2/1/15 ...............    1,000,000    1,056,880
Elk River Independent School District #728
   Series 92 B (AMBAC) 6.00% 2/1/09 ..................    3,950,000    4,212,122
Hennepin County Ref Solid Waste IBC (MBIA)
   5.75% 10/1/10 .....................................    1,800,000    1,917,792
Hopkins Independent School District #270 (MBIA)
   4.875% 2/1/14 .....................................    1,875,000    1,890,094
Lakeville Independent School District
   #194 Capital Appreciation Series B Zero Coupon
   (FSA) 2/1/15 ......................................    2,455,000    1,072,909
Lakeville Independent School District #194 Capital
   Appreciation Series B Zero Coupon (FSA)
   2/1/17 ............................................    2,490,000      968,411
North Branch Independent School District #138,
   Inverse Floater (FGIC) 7.17% 2/1/11 ...............      965,000    1,076,043
Prior Lake Independent School District #719,
   Inverse Floater (FGIC) 6.17% 2/1/14 ...............    1,000,000    1,067,230
Rosemount Independent School District #196
   Zero Coupon (FSA) 4/1/09 ..........................    1,860,000    1,178,608
Rosemount Independent School District #196
   Series B Zero Coupon (FSA) 4/1/10 .................    2,240,000    1,344,179
South Washington County Independent School
   District #883 (FGIC) 6.125% 6/1/09 ................    1,430,000    1,501,300
South Washington County Independent School
   District #883 (FGIC) 6.125% 6/1/11 ................    2,720,000    2,852,029
Spring Lake Park Independent School District #16,
   Inverse Floater (MBIA) 6.67% 2/1/14 ...............    2,175,000    2,334,515
St. Cloud Independent School District #742 (FGIC)
   6.05% 2/1/09 ......................................    1,000,000    1,068,350
                                                        for tax-exempt income 17

MINNESOTA INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
GENERAL OBLIGATION BONDS (CONTINUED)
St. Francis Independent School District #15 (FGIC)
   5.90% 4/1/10 ....................................   $ 1,845,000   $ 1,960,110
Stillwater Independent School District #834 (FGIC)
   5.50% 2/1/10 ....................................     2,995,000     3,095,303
Western Lake Superior Series A (MBIA) (AMT)
   6.00% 10/1/08 ...................................       400,000       439,056
Western Lake Superior Series A (MBIA) (AMT)
   6.10% 10/1/09 ...................................       425,000       466,348
Western Lake Superior Series A (MBIA) (AMT)
   6.20% 10/1/10 ...................................       450,000       496,485
Western Lake Superior Series A (MBIA) (AMT)
   6.20% 10/1/11 ...................................       475,000       519,550
                                                                     -----------
                                                                      56,701,814
                                                                     -----------
HOSPITAL REVENUE BONDS - 20.74%
Bloomington Masonic Home Care Center
   (AMBAC) 5.90% 7/1/09 ............................     1,250,000     1,344,738
Brainerd Benedictine Health Care Systems for
   St. Joseph's Hospital (Connie Lee)
   6.00% 2/15/12 ...................................     1,500,000     1,615,650
Brainerd Benedictine Health Care Systems for
   St. Joseph's Hospital (Connie Lee)
   6.00% 2/15/20 ...................................     2,000,000     2,141,620
Detroit Lakes Benedictine Health for St. Mary's
   Hospital (Connie Lee) 6.00% 2/15/12 .............     1,630,000     1,755,673
Detroit Lakes Benedictine Health for St. Mary's
   Hospital (Connie Lee) 6.00% 2/15/19 .............     1,000,000     1,070,810
Duluth Economic Development Authority Benedictine
   for St. Luke's Hospital (Connie Lee)
   6.40% 5/1/18 ....................................       500,000       541,610
Duluth Economic Development Authority Health Care
   Duluth Clinic (AMBAC) 6.30% 11/1/22 .............     2,690,000     2,938,960
Duluth Economic Development Authority Health Care
   Revenue for St. Mary's Hospital, Inverse Floater
   (Connie Lee) 8.22% 2/15/17 ......................     5,000,000     5,692,650
Duluth Economic Development Authority St. Luke's
   Hospital (Connie Lee) 6.40% 5/1/10 ..............     3,335,000     3,636,251
Duluth Economic Development Authority St. Luke's
   Hospital (Connie Lee) 6.00% 2/15/20 .............     1,300,000     1,394,770
Minneapolis Fairview Hospital Series 91B (MBIA)
   6.50% 1/1/11 ....................................     3,000,000     3,267,180
Minneapolis Health Care Facility Revenue
   Fairview Hospital & Healthcare Series A (MBIA)
   5.25% 11/15/19 ..................................     2,750,000     2,802,580
Minneapolis/St. Paul Housing & Redevelopment
   Authority - Childrens Hospital,
   Inverse Floater (FSA) 7.57% 8/15/16 .............     1,310,000     1,479,619
Minneapolis/St. Paul Housing & Redevelopment
   Authority Health Care System for Healthspan
   Series 93A (FSA) 5.00% 11/15/13 .................     6,490,000     6,567,750
Minneapolis/St. Paul Housing & Redevelopment
   Authority Health Care System for Healthspan
   Series A (AMBAC) 4.75% 11/15/18 .................     4,000,000     3,938,440

--------------------------------------------------------------------------------
                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
HOSPITAL REVENUE BONDS (CONTINUED)
Minneapolis/St. Paul Housing & Redevelopment
   Authority HealthOne (MBIA) 7.40% 8/15/05 ........   $   600,000   $   649,584
Minneapolis/St. Paul Housing & Redevelopment
   Authority HealthOne (MBIA) 7.40% 8/15/11 ........     2,370,000     2,562,586
Minnesota Agricultural & Economic Development
   Fairview Hospital Series 97A (MBIA)
   5.75% 11/15/26 ..................................     8,250,000     8,929,718
Robbinsdale North Memorial Medical (AMBAC)
   5.50% 5/15/23 ...................................     5,400,000     5,576,526
St. Louis Park Health Care for Methodist Hospital,
   Inverse Floater (AMBAC) 6.32% 7/1/23 ............     2,500,000     2,566,725
St. Paul Ramsey Medical (AMBAC)
   5.50% 5/15/13 ...................................     1,000,000     1,045,450
                                                                     -----------
                                                                      61,518,890
                                                                     -----------
HOUSING REVENUE BONDS - 19.27%
Chaska Waters Edge Multifamily Revenue
   (GNMA) 7.30% 1/20/30 ............................     3,257,000     3,664,288
Dakota County Housing & Redevelopment Authority
   Single Family Mortgage Revenue
   (FNMA) 6.70% 10/1/17 ............................     4,780,000     5,153,079
Dakota County Housing & Redevelopment Authority
   Single Family Mortgage Revenue
   (GNMA/FNMA) 5.85% 10/1/30 .......................     7,000,000     7,325,080
Dakota, Washington and Stearns Counties
   Housing & Redevelopment Authority Single
   Family Mortgage Revenue (MBIA)
   7.85% 12/1/30 ...................................       150,000       157,112
Eagan Multifamily Revenue Woodridge Apartments
   (GNMA) 5.90% 8/1/20 .............................     1,000,000     1,068,950
Hopkins Multifamily Housing Auburn Apartments
   (GNMA) 8.05% 6/20/31 ............................     3,790,000     4,360,509
Minneapolis/St. Paul Housing Finance Board Housing
   Project Phase V (GNMA) 8.875% 11/1/18 ...........        65,000        66,483
Minneapolis/St. Paul Housing Finance Board
   Housing Project Phase IX (GNMA)
   7.25% 8/1/21 ....................................     1,115,000     1,190,987
Minneapolis/St. Paul Housing Finance Board
   Housing Project Phase IX (GNMA)
   7.30% 8/1/31 ....................................       745,000       791,428
Minneapolis/St. Paul Housing Finance Board
   Single Family Mortgage Revenue (GNMA)
   8.125% 12/1/14 ..................................       135,000       139,678
Minneapolis /St. Paul Housing Finance Board Single
   Family Mortgage Revenue (GNMA)
   8.30% 8/1/21 ....................................        95,000        97,151
Minneapolis/St. Paul Housing Finance
   Board Single Family Mortgage-Project Phase XI
   (GNMA) 5.80% 11/1/30 ............................     2,705,000     2,819,935
Minnesota Housing Finance Agency Single Family
   Mortgage Revenue Series A (AMBAC)
   7.05% 7/1/22 ....................................       505,000       533,805

18 for tax-exempt income

MINNESOTA INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)
Minnesota Housing Finance Agency Single Family
   Mortgage Revenue Series A (AMBAC)
   7.45% 7/1/22 ....................................   $ 1,395,000   $ 1,469,953
Minnesota Housing Finance Agency Single Family
   Mortgage Revenue Series A (MBIA)
   7.95% 7/1/22 ....................................       305,000       319,722
Minnesota Housing Finance Agency Single Family
   Mortgage Revenue Series B (MBIA)
   7.25% 7/1/06 ....................................       125,000       125,191
Minnesota Housing Finance Agency Single Family
   Housing Rental (AMBAC)
   5.95% 2/1/15 ....................................     2,480,000     2,636,538
Minnesota Housing Finance Agency Single Family
   Housing Rental (MBIA)
   5.95% 2/1/18 ....................................     6,950,000     7,354,490
Minnesota Housing Finance Agency Single Family
   Housing Rental Series A (AMBAC) (AMT)
   5.875% 8/1/28 ...................................     2,610,000     2,755,142
Minnesota State Housing Finance Agency Single
   Family Mortgage Series D (AMBAC) (AMT)
   5.80% 7/1/21 ....................................     4,185,000     4,410,739
Minnetonka Multifamily Housing Cedar Hills Project
   Cedar Hills East (FHA) 7.50% 12/1/17 ............       400,000       418,188
Minnetonka Multifamily Housing Cedar Hills Project
   Cedar Hills East (FHA) 7.50% 12/1/27 ............       500,000       519,845
Scott County Housing & Redevelopment
   Authority Facility Lease Revenue Justice Center
   Project (AMBAC) 5.50% 12/1/15 ...................     1,755,000     1,855,105
South St. Paul Housing & Redevelopment Authority
   Single Family Housing Mortgage
   Series 93 (FNMA) 5.75% 9/1/20 ...................     2,410,000     2,504,207
St. Paul Housing & Redevelopment Authority
   Multifamily Housing (FHA) 6.60% 10/1/12 .........     4,000,000     4,300,200
White Bear Lake Multifamily Housing Lake Square
   (FHA) 5.875% 2/1/15 .............................     1,055,000     1,120,315
                                                                     -----------
                                                                      57,158,120
                                                                     -----------
LEASE/CERTIFICATES OF PARTICIPATION - 0.69%
Stearns County Housing & Redevelopment Authority
   Courthouse Project (AMBAC) 7.00% 2/1/11 .........     2,000,000     2,055,300
                                                                     -----------
                                                                       2,055,300
                                                                     -----------
POWER AUTHORITY REVENUE BONDS - 8.99%
Bass Brook Pollution Control Revenue for Minnesota
   Power & Light Company (MBIA)
   6.00% 7/1/22 ....................................     2,000,000     2,138,740
Marshall Utility Revenue (FSA) 6.45% 7/1/10 ........       500,000       550,495
Marshall Utility Revenue (FSA) 6.45% 7/1/11 ........       100,000       109,870
Marshall Utility Revenue (FSA) 6.50% 7/1/12 ........       500,000       549,060
Marshall Utility Revenue (FSA) 6.50% 7/1/13 ........       500,000       550,435
Northern Minnesota Municipal Power Agency (FSA)
   5.25% 1/1/13 ....................................     4,750,000     4,946,840
Northern Minnesota Municipal Power Agency Electric
   System Revenue (AMBAC) 5.50% 1/1/18 .............     4,200,000     4,314,702

--------------------------------------------------------------------------------
                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
POWER AUTHORITY REVENUE BONDS (CONTINUED)
Puerto Rico Electric Power Authority Power Revenue
   Series DD (FSA) 4.50% 7/1/19                         $4,300,000    $4,082,152
Southern Minnesota Municipal Power Agency (MBIA)
   4.75% 1/1/16                                          2,400,000     2,358,120
Southern Minnesota Municipal Power Agency
   (AMBAC) 5.75% 1/1/18                                  1,330,000     1,409,002
Southern Minnesota Municipal Power Agency (FGIC)
   5.75% 1/1/18                                          4,570,000     4,841,458
Southern Minnesota Municipal Power Agency, Inverse
   Floater (FGIC) 7.67% 1/1/18                             750,000       820,155
                                                                    ------------
                                                                      26,671,029
                                                                    ------------
*PRE-REFUNDED/ESCROWED TO MATURITY
   BONDS - 31.23%
Alexandria Independent School District #206
   (MBIA) 6.30% 2/1/13 Crossover Refunded
   to 2/1/03 .......................................     1,775,000     1,924,331
Brainerd Independent School District #181
   (FGIC) 7.00% 6/1/09-01 ..........................       515,000       552,245
Brainerd Independent School District #181
   (FGIC) 7.00% 6/1/10-01 ..........................       550,000       589,776
Carver County Housing & Redevelopment Authority
   Jail Facility (MBIA) 6.40% 2/1/10
   Crossover Refunded to 2/1/02 ....................       515,000       550,128
Carver County Housing & Redevelopment Authority
   Jail Facility (MBIA) 6.40% 2/1/11
   Crossover Refunded to 2/1/02 ....................       550,000       587,516
Carver County Housing & Redevelopment Authority
   Jail Facility (MBIA) 6.40% 2/1/12
   Crossover Refunded to 2/1/02 ....................       585,000       624,903
Carver County Housing & Redevelopment Authority
   Jail Facility (MBIA) 6.40% 2/1/13
   Crossover Refunded to 2/1/02 ....................       625,000       667,631
Carver County Housing & Redevelopment Authority
   Jail Facility (MBIA) 6.40% 2/1/14
   Crossover Refunded to 2/1/02 ....................       670,000       715,701
Centennial Independent School District #12
   (FSA) 7.10% 2/1/09-00 ...........................       200,000       209,482
Centennial Independent School District #12
   (FSA) 7.15% 2/1/11-00 ...........................       450,000       471,641
Centennial Independent School District #12
   (FSA) 7.15% 2/1/12-00 ...........................       250,000       262,023
Dakota & Washington Counties Housing &
   Redevelopment Authority Single Family
   Mortgage Revenue (Escrowed to Maturity)
   (GNMA) 8.375% 09/1/21 ...........................    14,115,000    20,433,862
Dakota & Washington Counties Housing &
   Redevelopment Authority Single Family
   Mortgage Revenue (Escrowed to Maturity)
   (MBIA) 8.15% 9/1/16 .............................       405,000       544,693
Dakota, Washington & Anoka Counties Housing &
   Redevelopment Authority Single
   Family Housing (Escrowed to Maturity)
   (GNMA) 8.45% 9/1/19 .............................     9,000,000    12,810,510
                                                        for tax-exempt income 19

MINNESOTA INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED/ESCROWED TO MATURITY BONDS (CONTINUED)
 Delano Independent School District #879
   (AMBAC) 7.25% 2/1/10-01 .........................   $   500,000   $   535,425
 Duluth Economic Development Authority Health
   Care - Duluth Clinic (AMBAC)
   6.30% 11/1/22-04 ................................     1,060,000     1,188,822
 Eden Prairie Independent School District #272
   (FGIC) 5.85% 2/1/13 Crossover Refunded
   to 2/1/02 .......................................     2,500,000     2,631,350
 Elk River Independent School District #728
   (FSA) 7.00% 2/1/10-00 ...........................       200,000       208,060
 Elk River Independent School District #728
   (FSA) 6.30% 2/1/14-02 ...........................       500,000       533,350
 Elk River Independent School District #728
   (FSA) 6.30% 2/1/15-02 ...........................       665,000       709,356
 Ellendale Geneva Independent School District #762
   (AMBAC) 6.00% 2/1/10-03 .........................       230,000       246,406
 Ellendale Geneva Independent School District #762
   (AMBAC) 6.00% 2/1/11-03 .........................       245,000       262,476
 Ellendale Geneva Independent School District #762
   (AMBAC) 6.00% 2/1/12-03 .........................       265,000       283,902
 Ellendale Geneva Independent School District #762
   (AMBAC) 6.00% 2/1/13-03 .........................       280,000       299,972
 Ellendale Geneva Independent School District #762
   (AMBAC) 6.00% 2/1/14-03 .........................       300,000       321,399
 Ellendale Geneva Independent School District #762
   (AMBAC) 6.00% 2/1/15-03 .........................       320,000       342,826
 Farmington Independent School District #192
   (MBIA) 6.80% 2/1/11 Crossover Refunded
   to 2/1/01 .......................................       850,000       905,361
 Lake of the Woods Independent School District #390
   (AMBAC) 7.35% 2/1/15-99 .........................       200,000       202,788
 Lake of the Woods Independent School District #390
   (AMBAC) 7.35% 2/1/16-99 .........................       250,000       253,485
 Maplewood Independent School District #622
   (MBIA) 7.10% 2/1/19-05 ..........................     5,935,000     6,929,587
 Maplewood Independent School District #622
   (FSA) 7.10% 2/1/25-05 ...........................    11,525,000    13,456,360
 Minnesota Public Facilities Authority Water
   Pollution Control Revenue (MBIA)
   6.50% 3/1/14-02 .................................     1,500,000     1,656,630
 Minnesota State University System (MBIA)
   7.40% 6/30/19-99 ................................       760,000       784,343
 Moorhead Independent School District #152
   (AMBAC) 5.90% 2/1/10 Crossover Refunded
   to 2/1/01 .......................................       475,000       494,086
 Moorhead Independent School District
   #152 (AMBAC) 5.90% 2/1/11 Crossover
   Refunded to 2/1/01 ..............................       505,000       525,291
 Moorhead Independent School District
   #152 (AMBAC) 5.90% 2/1/12 Crossover
   Refunded to 2/1/01 ..............................       540,000       561,697

--------------------------------------------------------------------------------
                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED/ESCROWED TO MATURITY BONDS (CONTINUED)
Moorhead Independent School District
 #152 (AMBAC) 6.00% 2/1/13 Crossover
 Refunded to 2/1/01 ..................................   $  575,000   $  599,409
Moorhead Minnesota Public Utilities (AMBAC)
 6.25% 11/1/12 Crossover Refunded
 to 11/1/02 ..........................................      735,000      793,087
Mora Series A (AMBAC) 6.85% 2/1/10-00 ................      245,000      255,780
Mora Series A (AMBAC) 6.85% 2/1/11-00 ................      265,000      276,660
Northern Minnesota Municipal Power Agency Series B
 (AMBAC) 5.90% 1/1/08-03 .............................      700,000      765,590
Roseau Independent School District #682 (AMBAC)
 7.00% 2/1/16 Crossover
 Refunded to 2/1/00 ..................................      500,000      520,150
South St. Paul Independent School District #6 (FGIC)
 6.25% 2/1/10 Crossover Refunded
 to 2/1/00 ...........................................      625,000      643,819
South St. Paul Independent School District #6
 (FGIC) 6.45% 2/1/11 Crossover Refunded
 to 2/1/00 ...........................................      500,000      516,415
South St. Paul Independent School District #6
 (FGIC) 6.45% 2/1/12 Crossover Refunded
 to 2/1/00 ...........................................      300,000      309,849
South Washington County Independent School
 District #883 (FGIC) 6.875% 6/1/11-00 ...............      520,000      544,638
Southern Minnesota Municipal Power Agency
 Revenue (Escrowed to Maturity) (MBIA)
 5.75% 1/1/18 ........................................    3,790,000    4,096,384
Southern Minnesota Municipal Power Agency
 Revenue (Escrowed to Maturity)(AMBAC)
 5.75% 1/1/18 ........................................      670,000      724,163
St. Cloud Hospital Facility Revenue (AMBAC)
 7.00% 7/1/07-01 .....................................      500,000      551,895
St. Cloud Hospital Facility Revenue (AMBAC)
 6.75% 7/1/11-01 .....................................      400,000      439,428
St. Cloud Hospital Facility Revenue (AMBAC)
 6.75% 7/1/15-01 .....................................      500,000      548,575
St. Louis Park Methodist Hospital (AMBAC)
 7.25% 7/1/18-00 .....................................      500,000      540,685
Stillwater Independent School District #834 (FGIC)
 6.75% 2/1/10-99 .....................................    1,000,000    1,011,310
Warroad Independent School District #690 (AMBAC)
 6.85% 2/1/13-00 .....................................      500,000      519,130
Washington County Housing & Redevelopment
 Authority Jail Facilities (MBIA)
 7.00% 2/1/12-02 .....................................      500,000      550,380
Western Minnesota Municipal Power Agency Revenue
 (Escrowed to Maturity) (MBIA)
 6.60% 1/1/10 ........................................    2,000,000    2,296,480
Western Minnesota Municipal Power Agency Revenue
 (Escrowed to Maturity)(MBIA)
 9.75% 1/1/16 ........................................      530,000      817,807

20 for tax-exempt income

MINNESOTA INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED/ESCROWED TO MATURITY BONDS (CONTINUED)
 Wright County (FSA) (AMT)
   7.20% 12/1/12-99 ................................ $1,000,000   $  1,043,100
                                                                  ------------
                                                                    92,642,148
                                                                  ------------
TRANSPORTATION - 0.65%
Puerto Rico Commonwealth Highway & Transportation
   Authority Revenue Series A Zero Coupon
   (AMBAC) 7/1/18 ..................................  5,000,000      1,914,750
                                                                  ------------
                                                                     1,914,750
                                                                  ------------
Total Municipal Bonds (cost $273,493,288) ..........               298,662,051
                                                                  ------------

TOTAL MARKET VALUE OF SECURITIES OWNED - 100.68%
  (COST $273,493,288) ......................................     $ 298,662,051
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (0.68%) ..        (2,023,975)
                                                                 -------------
NET ASSETS APPLICABLE TO 26,850,884 SHARES
  ($.01 PAR VALUE) OUTSTANDING - 100.00% ...................     $ 296,638,076
                                                                 =============

NET ASSET VALUE - MINNESOTA INSURED FUND A CLASS
  ($283,056,827 / 25,620,881 SHARES) .......................            $11.05
                                                                        ======
NET ASSET VALUE - MINNESOTA INSURED FUND B CLASS
  ($10,373,924 / 939,764 SHARES) ...........................            $11.04
                                                                        ======
NET ASSET VALUE - MINNESOTA INSURED FUND C CLASS
  ($3,207,325 / 290,239 SHARES) ............................            $11.05
                                                                        ======

-----------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

------------
Summary of Abbreviations:
        AMBAC - Insured by the AMBAC Indemnity Corporation
          AMT - Alternative Minimum Tax
   Connie Lee - Insured by the College Construction Insurance Company
         FGIC - Insured by the Financial Guaranty Insurance Company
          FHA - Insured by the Federal Housing Authority
         FNMA - Insured by the Federal National Mortgage Association
          FSA - Insured by Financial Security Assurance
         GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT AUGUST 31, 1998:
Common stock, $.01 par value, 10,000,000,000 shares
   authorized to the Fund with 1,000,000,000 shares
   allocated to Minnesota Insured Fund A Class,
   1,000,000,000 shares allocated to Minnesota Insured
   Fund B Class and 1,000,000,000 shares allocated to
   Minnesota Insured Fund C Class ...........................     $ 277,963,579
Accumulated net realized loss on investments ................        (6,494,266)
Net unrealized appreciation of investments ..................        25,168,763
                                                                  -------------
Total Net Assets ............................................     $ 296,638,076
                                                                  =============


NET ASSET VALUE AND OFFERING PRICE FOR MINNESOTA
INSURED FUND A CLASS
Net asset value per share (A) ...............................            $11.05
Sales charge (3.75% of offering price or 3.89% of
   amount invested per share)(B) ............................              0.43
                                                                         ------
Offering price ..............................................            $11.48
                                                                         ======


------------
(A) Net asset value per share illustrated is the estimate amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchase of $100,000 or more for Minnesota Insured Fund A Class.

                             See accompanying notes
                                                        for tax-exempt income 21

VOYAGEUR INTERMEDIATE TAX-FREE FUNDS, INC.
DELAWARE-VOYAGEUR TAX-FREE MINNESOTA INTERMEDIATE FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1998
--------------------------------------------------------------------------------
                                                        PRINCIPAL      MARKET
                                                          AMOUNT       VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 98.79%
GENERAL OBLIGATION BONDS - 5.62%
Olmstead County Resource Recovery Series A
   5.90% 2/1/05 ......................................   $1,175,000   $1,246,640
Puerto Rico Commonwealth Public Improvement
   4.50% 7/1/23 ......................................    1,000,000      923,930
Richfield Independent School District
   #280 Series C, Inverse Floater
   5.34% 2/1/15 ......................................    1,000,000    1,049,900
                                                                      ----------
                                                                       3,220,470
                                                                      ----------
HEALTH CARE/HOSPITAL REVENUE
   BONDS - 14.76%
Fergus Falls Health Care Facility Broen Memorial
   Home Project 6.20% 11/1/05 ........................      100,000      104,570
Fergus Falls Health Care Facility Broen Memorial
   Home Project 6.30% 11/1/06 ........................      200,000      210,120
Fergus Falls Health Care Facility Broen Memorial
   Home Project 6.40% 11/1/07 ........................      200,000      210,080
Fergus Falls Health Care Facility Broen Memorial
   Home Project 6.60% 11/1/09 ........................      240,000      252,000
Fergus Falls Health Care Facility Broen Memorial
   Home Project 6.70% 11/1/10 ........................      260,000      272,948
Maplewood Healthcare Facility for Health East
   5.70% 11/15/02 ....................................    1,000,000    1,050,460
Maplewood Healthcare Facility for Health East
   5.95% 11/15/06 ....................................    2,200,000    2,320,582
Minneapolis Health Care Facilities
   Jones-Harrison Residence Project
   5.90% 10/1/16 .....................................      125,000      127,233
Rochester Nursing Home & Multifamily Housing
   Revenue Samaritan Bethany, Inc. ...................
   6.00% 5/1/04 ......................................      300,000      306,093
Rochester Nursing Home & Multifamily Housing
   Revenue Samaritan Bethany, Inc. ...................
   6.10% 5/1/05 ......................................      250,000      255,068
St. Paul Housing and Redevelopment Authority for
   Health East Authority Hospital Revenue
   5.70% 11/1/15 .....................................    2,100,000    2,150,358
St. Paul Housing and Redevelopment Authority for
   Health East Authority Hospital Revenue
   5.85% 11/1/17 .....................................    1,160,000    1,192,457
                                                                      ----------
                                                                       8,451,969
                                                                      ----------
HIGHER EDUCATION REVENUE BONDS - 6.77%
Minnesota Higher Education Facility Authority
   Augsburg College Series 4F2 5.75% 5/1/16 ..........    3,700,000    3,876,379
                                                                      ----------
                                                                       3,876,379
                                                                      ----------
HOUSING REVENUE BONDS - 7.32%
Burnsville Multifamily Housing Revenue Burnsville
   Apts. Project (LOC Twin City Federal) Mandatory
   Put 7.00% 9/1/99 ..................................      580,000      582,175

--------------------------------------------------------------------------------
                                                        PRINCIPAL      MARKET
                                                          AMOUNT       VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)
Minnesota Housing Finance Authority Single Family
   Mortgage Revenue Series C 6.30% 1/1/99 ............   $   70,000   $   70,300
Oakdale Elderly Housing Revenue
   PHM/Oakdale Project 5.75% 3/1/18 ..................    1,400,000    1,415,918
Oakdale Housing Oak Meadows Project
   6.20% 4/1/07 ......................................      150,000      158,939
Oakdale Housing Oak Meadows Project
   6.30% 4/1/08 ......................................      260,000      275,441
Oakdale Housing Oak Meadows Project
   6.50% 4/1/10 ......................................      295,000      313,868
Park Rapids Multifamily Revenue
   The Court Apartments Project Section 8
   6.05% 8/1/12 ......................................    1,150,000    1,171,068
St. Paul Housing & Redevelopment Authority
   Minnesota Public Radio (LOC First Bank)
   6.60% 6/1/99 ......................................      100,000      101,401
St. Paul Housing and Redevelopment Single Family
   Mortgage 6.90% (FNMA) 12/1/21 .....................       95,000      101,186
                                                                      ----------
                                                                       4,190,296
                                                                      ----------
INDUSTRIAL DEVELOPMENT REVENUE
   BONDS - 16.83%
Andover Development Revenue
   Downtown Center Project Series A
   6.50% 12/1/06 .....................................    1,795,000    1,886,653
Brooklyn Center Commercial Development
   Revenue Brookdale Association (NWNL)
   5.70% Mandatory Put 6/1/01 ........................    1,000,000    1,049,280
Duluth Gross Revenue Bond Duluth Entertainment
   Project 7.00% 12/1/03 .............................    1,250,000    1,385,813
Duluth Gross Revenue Bond Duluth Entertainment
   Project 7.30% 12/1/06 .............................      250,000      285,190
Minnesota Public Facilities Authority Pollution
   Control Revenue Series A 6.55% 3/1/03 .............    1,720,000    1,856,448
Richfield Shoppes Commercial Development
   Revenue Richfield Shoppes Project
   7.50% 10/1/04 .....................................    1,070,000    1,094,963
St. Paul Port Authority Commercial Development
   Revenue Fort Rd Medical 7.50%
   (Asset Gty) 9/1/02 ................................    2,000,000    2,077,680
                                                                      ----------
                                                                       9,636,027
                                                                      ----------
LEASE/CERTIFICATES OF PARTICIPATION - 2.91%
Beltrami County Housing & Redevelopment Authority
   Revenue 5.90% 2/1/08 ..............................      355,000      377,724
Beltrami County Housing & Redevelopment Authority
   Revenue 6.00% 2/1/09 ..............................      380,000      404,244
Beltrami County Housing & Redevelopment Authority
   Revenue 6.00% 2/1/10 ..............................      405,000      428,551

22 for tax-exempt income

TAX-FREE MINNESOTA INTERMEDIATE FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL      MARKET
                                                          AMOUNT       VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (Continued)
LEASE/CERTIFICATES OF PARTICIPATION (Continued)
Beltrami County Housing & Redevelopment Authority
   Revenue 6.10% 2/1/11 ..............................   $  430,000   $  456,135
                                                                      ----------
                                                                       1,666,654
                                                                      ----------
POWER AUTHORITY - 4.68%
 Eveleth Industrial Development Revenue for
   Minnesota Power & Light Company
   6.125% 1/1/04 .....................................    2,500,000    2,679,375
                                                                      ----------
                                                                       2,679,375
                                                                      ----------
*PRE-REFUNDED/ESCROWED TO MATURITY
   BONDS - 38.71%
 Austin Independent School District #492
   6.875% (MBIA) 2/1/12-01 ...........................    1,205,000    1,280,108
 Braham Independent School District #314
   6.30% (AMBAC) 2/1/19-01 ...........................    3,015,000    3,163,548
 Duluth Economic Development Authority
   St. Mary's Hospital (Escrowed to Maturity)
   7.90% 2/15/99 .....................................      150,000      152,969
 Eden Valley Watkins Independent School District
   #463 6.55% (FSA) 2/1/11-02 ........................      250,000      268,643
 Eden Valley Watkins Independent School District
   #463 6.60% (FSA) 2/1/16-02 ........................      615,000      661,832
 Mankato Independent School District #77 6.35%
   (FSA) 2/1/13-02 ...................................    1,750,000    1,869,489
 Metropolitan Council Hubert H Humphery Metrodome
   Sports Facility Revenue Series 92
   (Escrowed to Maturity) 6.00% 10/1/09 ..............    3,520,000    3,797,939
 Minneapolis/St. Paul HealthOne Series B
   (Escrowed to Maturity) 7.55% 8/15/00 ..............      325,000      348,514
 Minneapolis/St. Paul HealthOne Series C
   (Escrowed to Maturity) 7.45% 8/15/99 ..............      400,000      414,740
 Minnesota State 6.25% 8/1/10-02 .....................    4,000,000    4,342,279
 Olmstead County 6.85% 2/1/02-01 .....................      800,000      857,200
 Olmstead County 6.90% 2/1/03-01 .....................      900,000      965,376
 Olmstead County 6.95% 2/1/04-01 .....................      950,000    1,020,101
 St. Cloud Hospital Facility Revenue 7.00%
   (AMBAC) 7/1/20-01 .................................    2,740,000    3,020,493
                                                                      ----------
                                                                      22,163,231
                                                                      ----------
 OTHER REVENUE BONDS - 1.19%
 Hibbing Economic Development Authority Revenue
   6.10% 2/1/08 ......................................      650,000      679,952
                                                                      ----------
                                                                         679,952
                                                                      ----------
Total Municipal Bonds (cost $53,924,894) .......................      56,564,353
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 98.79%
  (COST $53,924,894) ...........................................     $56,564,353
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.21% ........         692,081
                                                                     -----------
NET ASSETS APPLICABLE TO 5,128,805 SHARES
  ($.01 PAR VALUE) OUTSTANDING - 100.00% .......................     $57,256,434
                                                                     ===========

NET ASSET VALUE - TAX-FREE MINNESOTA INTERMEDIATE FUND
   A Class ($54,280,587 / 4,862,408 Shares) ....................          $11.16
                                                                          ======
NET ASSET VALUE - TAX-FREE MINNESOTA INTERMEDIATE FUND
   B CLASS ($1,375,314 / 123,068 Shares) .......................          $11.18
                                                                          ======
NET ASSET VALUE - TAX-FREE MINNESOTA INTERMEDIATE FUND
   C CLASS ($1,600,533 / 143,329 Shares) .......................          $11.17
                                                                          ======
------------
   *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
------------
Summary of Abbreviations:
       AMBAC - Insured by the AMBAC Indemnity Corporation
   Asset Gty - Insured by the Asset Guaranty Insurance Company
        FNMA - Insured by the Federal National Mortgage Association
         FSA - Insured by Financial Security Assurance
         LOC - Letter of Credit
        MBIA - Insured by the Municipal Bond Insurance Association
        NWNL - Insured by the Northwestern National Life Insurance Company

COMPONENTS OF NET ASSETS AT AUGUST 31, 1998:
Common stock, $.01 par value, 10,000,000,000 shares
   authorized to the Fund with 1,000,000,000 shares allocated to
   Tax-Free Minnesota Intermediate Fund A Class, 1,000,000,000
   shares allocated to Tax-Free Minnesota Intermediate Fund B Class, and 1,000,000,000 shares allocated to Tax-Free Minnesota
   Intermediate Fund C Class ...................................    $54,666,264
Distributions in excess of net investment income ...............         (1,907)
Accumulated net realized loss on investments ...................        (47,382)
Net unrealized appreciation of investments .....................      2,639,459
                                                                   ------------
Total Net Assets                                                    $57,256,434
                                                                    ===========

NET ASSET VALUE AND OFFERING PRICE FOR TAX-FREE MINNESOTA
   INTERMEDIATE FUND A CLASS
Net asset value per share (A) ..................................         $11.16
Sales charge (2.75% of offering price or 2.87% of amount
   invested per share) (B) .....................................           0.32
                                                                   ------------
Offering price .................................................         $11.48
                                                                    ===========
__________
(A)Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B)See How to Buy Shares in the current Prospectus for purchases of $100,000 or more for Tax-Free Minnesota Intermediate Fund A Class.

                             See accompanying notes

                                                        FOR TAX-EXEMPT INCOME 23

VOYAGEUR MUTUAL FUNDS, INC.
DELAWARE-VOYAGEUR MINNESOTA HIGH YIELD MUNICIPAL BOND FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1998


--------------------------------------------------------------------------------
                                                         PRINCIPAL     MARKET
                                                          AMOUNT       VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 100.34%
CITY AGENCIES REVENUE BONDS - 3.72%
Minneapolis Community Development
   Agency Common Bond Fund Series 2
   6.20% 6/1/17 ......................................   $  750,000     $808,703
Minneapolis Community Development Agency
   Revenue Limited Tax Series 4 6.20% 6/1/17 .........    1,055,000    1,118,384
                                                                      ----------
                                                                       1,927,087
                                                                      ----------
GENERAL OBLIGATION BONDS - 7.62%
Beltrami County Housing and Redevelopment
   Authority Revenue Lease 6.10% 2/1/12 ..............       460,000     486,666
Inner Grove Heights (MN School District Enhanced)
   Series A 5.75% 2/1/13 .............................       100,000     108,192
Puerto Rico Commonwealth 5.375% 7/1/25 ...............       500,000     511,420
Puerto Rico Commonwealth Public Improvement
   4.50% 7/1/23 ......................................     2,370,000   2,189,714
Rice County Certificate of Participation
   6.00% 12/1/21 .....................................       125,000     133,524
Saint Cloud Certificate of Participation
   5.90% 12/1/17 .....................................       400,000     413,516
Waconia Independent School District Series 93A
   (FSA) 5.45% 2/1/15 ................................       100,000     103,687
                                                                    ------------
                                                                       3,946,719
                                                                    ------------
HIGHER EDUCATION REVENUE BONDS - 4.30%
Minnesota State Higher Education Facility
   Macalester College 4C 5.50% 3/1/12 ................       100,000     104,376
Minnesota State Higher Education Facility
   St. Mary's College Series 3Q 6.15% 10/1/23 ........       900,000     936,045
Minnesota State University System Revenue
   Bonds Series 93A 6.10% 6/30/23 ....................       100,000     104,806
University of Minnesota Series A 5.50% 7/1/21 ........     1,000,000   1,084,710
                                                                    ------------
                                                                       2,229,937
                                                                    ------------
HOSPITAL REVENUE BONDS - 34.76%
Cambridge Healthcare Facility Revenue Grandview
   Christian Home 7.25% 9/1/26 .......................       125,000     131,530
Cannon Falls Nursing Home Franciscan Health
   Community Project 7.25% 7/1/21 ....................       100,000     105,158
Duluth Economic Development Authority
   for BSM Properties Nursing Home
   5.875% 12/1/28 ....................................       500,000     502,525
Duluth Economic Development Authority
   Health Care Facilities St. Francis Health Care
   Facility 6.75% 12/1/17 ............................       325,000     343,233
Fergus Falls Health Care Facility Revenue
   Lake Region Hospital 6.50% 9/1/18 .................       750,000     824,895
Glencoe Health Care Revenue 6.40% 12/1/15 ............       275,000     284,446
Little Canada Senior Facility Residence Series 92
   (Presbyterian Homes Guaranteed)
   7.25% 7/1/12 ......................................       250,000     260,543

--------------------------------------------------------------------------------
                                                        PRINCIPAL      MARKET
                                                         AMOUNT        VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
HOSPITAL REVENUE BONDS (CONTINUED)
Mankato Health Facilities Revenue Mankato
   Lutheran Homes Series A 6.875% 10/1/26 ............    $  300,000  $  313,275
Minneapolis Health Care American Baptist Homes
   8.70% 11/1/09 .....................................       150,000     168,639
Minneapolis Health Care Facility Revenue
   Jones-Harrison Residence Project
   6.00% 10/1/27 .....................................     1,565,000   1,592,857
Minneapolis Housing & Health Care
   Facility Revenue Augustana Chapel View Homes
   6.50% 6/1/17 ......................................     1,370,000   1,416,909
Northfield Health Care Facilities
   Revenue Refunding and Improvement
   Retirement Center Series A 6.00% 5/1/28 ...........     1,405,000   1,425,625
Perham Hospital District Congregate Housing Facilities
   Briarwood Project 6.25% 11/1/22 ...................       620,000     632,053
Robbinsdale North Memorial Medical (AMBAC)
   5.50% 5/15/23 .....................................       100,000     103,269
Rochester Health Care Facilities Revenue Reg IRS
   for Mayo Clinic, Series H Inverse Floater
   8.077% 11/15/15 ...................................     1,500,000   1,754,640
Rochester Health Care Facilities
   Revenue Mayo Foundation Series B
   5.50% 11/15/27 ....................................     5,000,000   5,232,550
Springfield St. John's Lutheran Home Revenue
   8.50% 11/1/19 .....................................       150,000     157,736
St. Paul Housing and Redevelopment Hospital
   Revenue for Health East Series B
   6.625% 11/1/17 ....................................       500,000     540,465
St. Paul Housing and Redevelopment Hospital
   Revenue for Health East Series A
   6.625% 11/1/17 ....................................       250,000     270,233
Waconia Good Samaritan Housing and Redevelopment
   Revenue for The Evangelical Lutheran Series A
   6.00% 6/1/14 ......................................       660,000     688,888
Wadena County Health Care Facility Gross Revenue
   Series B 7.75% 9/1/24 .............................       250,000     278,745
Washington County Housing and
   Redevelopment Authority for Health East
   5.50% 11/15/27 ....................................     1,000,000     980,680
                                                                     -----------
                                                                      18,008,894
                                                                     -----------
HOUSING REVENUE BONDS - 29.78%
Brooklyn Center Four Court Multifamily Housing
   7.50% 6/1/25 ......................................       370,000     391,301
Carver Multifamily Housing Lake Grace
   6.25% 7/1/28 ......................................       330,000     347,483
Carver Multifamily Housing Lake Grace
   8.00% 7/1/28 ......................................       200,000     222,302
Chanhassen Multifamily Housing Heritage Park
   6.20% 7/1/30 ......................................       300,000     321,483

24 for tax-exempt income

MINNESOTA HIGH YIELD MUNICIPAL BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL      MARKET
                                                         AMOUNT        VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)
Coon Rapids Multifamily Revenue
   Margaret Place Series A 6.50% 5/1/25 ..............    $  500,000  $  511,520
Eden Prairie Health Care Facilities
   Revenue Refunding Castle Ridge Care Center
   5.70% 7/1/28 ......................................     1,740,000   1,706,575
Eden Prairie Multifamily Housing Subordinated
   Tanager Creek 8.00% 6/20/31 .......................       775,000     812,371
Hibbing Economic Development Authority
   6.40% 2/1/12 ......................................       530,000     554,126
Minneapolis Multifamily Housing Olson Townhomes
   6.00% 12/1/19 .....................................       800,000     831,296
Minneapolis-Nicollet Towers Multifamily Housing
   6.00% 12/1/19 .....................................       300,000     320,322
Minnesota Housing Finance Authority Single Family
   Mortgage Series E 6.25% 1/1/23 ....................        90,000      96,084
Minnesota Housing Finance Authority Single Family
   Housing 5.875% 1/1/17 .............................       100,000     106,636
Minnesota State Housing Finance Agency Single
   Family Mortgage Series K 5.75% 1/1/26 .............     1,000,000   1,037,470
Minnetonka Multifamily Housing Beacon Hill
   Senior Housing Project 7.55% 6/1/19 ...............       200,000     216,378
Minnetonka Senior Housing Revenue
   Westridge Senior Housing Project
   6.30% 9/1/08 ......................................       110,000     115,356
Minnetonka Senior Housing Revenue
   Westridge Senior Housing Project
   6.50% 9/1/12 ......................................       285,000     298,794
Minnetonka Westridge Housing Revenue
   Westridge Senior Housing Project
   7.00% 9/1/27 ......................................     1,275,000   1,351,959
Moorhead Economic Development Authority
   Multifamily Revenue Refunding and
   Improvement Housing Development for Eventide
   Series B 6.00% 6/1/18 .............................       870,000     876,760
New Brighton Multifamily Polynesian Village
   7.60% 4/1/25 ......................................       300,000     324,369
Oakdale Elderly Housing Revenue PHM/
   Oakdale Project 6.00% 3/1/28 ......................     1,800,000   1,832,328
Oakdale Housing Oak Meadows Project
   6.75% 4/1/15 ......................................     1,500,000   1,606,305
St. Anthony Multifamily Housing Chandler (GNMA)
   6.05% 11/20/16 ....................................       135,000     145,360
St. Louis Park Multifamily Mortgage Revenue
   Tamarind Project (FNMA) 5.50% 11/1/13 .............       125,000     128,943
Stillwater Multifamily Housing Stillwater Cottages
   6.75% 11/1/11 .....................................       205,000     211,931
Stillwater Multifamily Housing Stillwater Cottages
   7.00% 11/1/27 .....................................       340,000     353,226

--------------------------------------------------------------------------------
                                                        PRINCIPAL      MARKET
                                                         AMOUNT        VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
Stillwater Multifamily Housing Stillwater Cottages
   7.00% 11/1/16 .....................................  $   680,000  $   706,452
                                                                     -----------
                                                                      15,427,130
                                                                     -----------
INDUSTRIAL DEVELOPMENT REVENUE
   BONDS - 9.89%
Andover Development Revenue
   Downtown Center Project Series A
   7.00% 12/1/12 .....................................    1,640,000    1,757,391
International Falls Pollution Control
   Revenue Boise Cascade Project
   5.65% 12/1/22 .....................................    3,000,000    3,062,310
Red Wing Industrial Development for Revenue
   Kmart (First Mortgage) 5.50% 7/1/08 ...............      300,000      303,780
                                                                      ----------
                                                                       5,123,481
                                                                      ----------
POWER AUTHORITY REVENUE BONDS - 3.59%
Bass Brook Pollution Control Revenue for Minnesota
   Power and Light 6.00% 7/1/22 ......................      805,000      850,330
Puerto Rico Electric Power Authority Power Revenue
   Series DD (FSA) 4.50% 7/1/19 ......................      650,000      617,071
Southern Minnesota Municipal Power Agency (FGIC)
   5.75% 1/1/18 ......................................      100,000      105,940
Western Municipal Power Agency Revenue
   6.125% 1/1/16 .....................................      285,000      285,921
                                                                      ----------
                                                                       1,859,262
                                                                      ----------
*PRE-REFUNDED - 0.41%
Esko Independent School District #99 (FSA)
   5.75% 4/1/17-05 ...................................      100,000      107,752
Stewartville Independent School District (MN School
   District Enhanced) Series A 5.75% 2/1/12-05 .......      100,000      107,639
                                                                      ----------
                                                                         215,391
                                                                      ----------
OTHER REVENUE BONDS - 6.27%
Stearns County Housing and
   Redevelopment Authority Lease Revenue
   Administration Building Project Series A
   5.15% 2/1/11 ......................................    1,705,000    1,752,292
Minneapolis Community Development Agency
   Revenue Holiday Inn Metrodome Project
   6.00% 12/1/01 .....................................    1,100,000    1,110,659
Woodbury Golf Course Revenue 6.75% 2/1/22 ............      365,000      385,174
                                                                    ------------
                                                                       3,248,125
                                                                    ------------
TOTAL MUNICIPAL BONDS (cost $50,071,433)                              51,986,026
                                                                    ------------

                                                          NUMBER OF
                                                           SHARES
                                                          ---------
SHORT-TERM INVESTMENTS - 3.71%
Norwest Federated Municipal Money Market Fund ........    1,922,415    1,922,415
                                                                    ------------
Total Short-Term Investments (cost $1,922,415) .......                 1,922,415
                                                                    ------------
for tax-exempt income 25

MINNESOTA HIGH YIELD MUNICIPAL BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES OWNED - 104.05%
   (COST $51,993,848) ..........................................    $53,908,441
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (4.05)%.......     (2,096,671)
                                                                    -----------
NET ASSETS APPLICABLE TO 4,793,398 SHARES
   ($.01 PAR VALUE) OUTSTANDING - 100.00% ......................    $51,811,770
                                                                    ===========
NET ASSET VALUE - MINNESOTA HIGH YIELD MUNICIPAL BOND FUND
   A CLASS ($33,295,812 / 3,080,873 SHARES) ....................         $10.81
                                                                         ======

NET ASSET VALUE - MINNESOTA HIGH YIELD MUNICIPAL BOND FUND
   B CLASS ($13,350,659 / 1,234,683 SHARES) ....................         $10.81
                                                                         ======
NET ASSET VALUE - MINNESOTA HIGH YIELD MUNICIPAL BOND FUND
   C CLASS ($5,165,299 / 477,842 SHARES)                                 $10.81
                                                                         ======
------------
   *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

------------
Summary of Abbreviations:
   AMBAC - Insured by the AMBAC Indemnity Corporation
    FGIC - Insured by the Financial Guaranty Insurance Company
     FSA - Insured by Financial Security Assurance
    GNMA - Insured by the Government National Mortgage Association FNMA - Insured by the Federal National Mortgage Association

COMPONENTS OF NET ASSETS AT AUGUST 31, 1998:
Common stock, $.01 par value, 100,000,000,000 shares authorized to the Fund with 10,000,000,000 shares allocated to Minnesota
   High Yield Municipal Bond Fund A Class, 10,000,000,000 shares allocated to Minnesota High Yield Municipal Bond Fund B Class,
   and 10,000,000,000 shares allocated to Minnesota High Yield
   Municipal Fund C Class ......................................    $49,907,970
Undistributed net investment income ............................            998
Accumulated net realized loss on investments ...................        (11,791)
Net unrealized appreciation of investments .....................      1,914,593
                                                                   ------------
Total Net Assets                                                    $51,811,770
                                                                    ===========


NET ASSET VALUE AND OFFERING PRICE FOR
   MINNESOTA HIGH YIELD MUNICIPAL BOND FUND A CLASS
Net asset value per share (A) ..................................         $10.81
Sales charge (3.75% of offering price or 3.89% of
   amount invested per share) (B) ..............................           0.42
                                                                         ------
Offering price                                                           $11.23
                                                                         ======

------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more for Minnesota High Yield Municipal Bond Fund A Class.

                             See accompanying notes

VOYAGEUR MUTUAL FUNDS, INC.
DELAWARE-VOYAGEUR MINNESOTA HIGH YIELD
MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1998

--------------------------------------------------------------------------------
ASSETS:
Investments at market ..........................................     $53,908,441
Interest receivable ............................................         845,965
Subscriptions receivable .......................................       4,077,500
Other assets ...................................................         378,258
                                                                    ------------
   Total assets ................................................      59,210,164
                                                                    ------------

LIABILITIES:
Liquidations payable ...........................................          41,727
Payable for securities purchased ...............................       7,007,852
Other accounts payable and accrued expenses ....................         348,815
                                                                    ------------
   Total liabilities ...........................................       7,398,394
                                                                    ------------

TOTAL NET ASSETS ...............................................     $51,811,770
                                                                     ===========

Investments at cost ............................................     $51,993,848
                                                                     ===========

                             See accompanying notes

26 for tax-exempt income


STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                           VOYAGEUR TAX-FREE            VOYAGEUR INSURED
                                                              FUNDS, INC.                  FUNDS, INC.
                                                               TAX-FREE                    MINNESOTA
                                                            MINNESOTA FUND                INSURED FUND
                                                      --------------------------------------------------------
                                                           EIGHT                       EIGHT
                                                           MONTHS        YEAR         MONTHS         YEAR
                                                           ENDED         ENDED         ENDED         ENDED
                                                         8/31/98       12/31/97       8/31/98       12/31/97
INVESTMENT INCOME:
Interest ..........................................   $16,714,047    $26,178,608   $11,303,008    $17,846,137
                                                      -----------    -----------   -----------    -----------
EXPENSES:
Management fees ...................................     1,427,564      2,129,804       990,662      1,503,424
Distribution expense ..............................       773,055      1,134,058       557,701        834,942
Dividend disbursing and transfer agent fees
   and expenses ...................................       217,074        329,694       132,000        245,680
Registration fees .................................         3,738         13,995         8,200         19,909
Reports and statements to shareholders ............        16,270        102,070        49,960         55,300
Accounting and administration .....................       111,476        160,668        78,100        103,501
Professional fees .................................        35,000         19,571        20,455         26,085
Custodian fees ....................................        13,246        121,064         5,305         35,581
Taxes (other than taxes on income) ................        20,750         40,810        19,400         11,400
Directors' fees ...................................         5,895         12,050         4,720          9,253
Other .............................................        55,025         44,591        50,713         70,201
                                                      -----------    -----------   -----------    -----------
                                                        2,679,093      4,108,375     1,917,216      2,915,276
Less expenses waived or absorbed ..................       (86,757)      (163,751)      (39,455)       (61,867)
                                                      -----------    -----------   -----------    -----------
Total operating expenses ..........................     2,592,336      3,944,624     1,877,761      2,853,409
Interest expense ..................................            --             --         3,474             --
                                                      -----------    -----------   -----------    -----------
Net investment income .............................    14,121,711     22,233,984     9,421,773     14,992,728
                                                      -----------    -----------   -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized gain (loss) on investments ...........       998,916      3,216,993        32,436      1,476,574
Net change in unrealized appreciation/
   depreciation of investments ....................     3,595,749     13,746,414     2,911,667      7,964,819
                                                      -----------    -----------   -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .................................     4,594,665     16,963,407     2,944,103      9,441,393
                                                      -----------    -----------   -----------    -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ................................   $18,716,376    $39,197,391   $12,365,876    $24,434,121
                                                      ===========    ===========   ===========    ===========

                                                        VOYAGEUR INTERMEDIATE          VOYAGEUR MUTUAL
                                                         TAX-FREE FUNDS, INC.           FUNDS, INC.
                                                         TAX-FREE MINNESOTA         MINNESOTA HIGH YIELD
                                                          INTERMEDIATE FUND          MUNICIPAL BOND FUND
                                                      ------------------------------------------------------
                                                         EIGHT                       EIGHT
                                                        MONTHS        YEAR           MONTHS         YEAR
                                                         ENDED        ENDED           ENDED         ENDED
                                                        8/31/98      12/31/97        8/31/98       12/31/97
INVESTMENT INCOME:
Interest ..........................................   $2,239,850    $3,569,424     $1,519,574     $1,309,044
                                                      ----------    ----------     ----------     ----------
EXPENSES:
Management fees ...................................      157,232       246,824        168,083        136,823
Distribution expense ..............................       74,101       149,485        140,595        112,967
Dividend disbursing and transfer agent fees
   and expenses ...................................       30,720        64,334         25,454         25,954
Registration fees .................................        6,680        13,138         13,589          5,465
Reports and statements to shareholders ............       17,000        16,896          9,868         17,972
Accounting and administration .....................       15,600        23,592         10,080          9,238
Professional fees .................................       13,365        16,928          4,949          7,638
Custodian fees ....................................        2,310        38,444          3,100             --
Taxes (other than taxes on income) ................        6,630         3,700          2,280          2,150
Directors' fees ...................................        3,800         5,214            647            966
Other .............................................        3,446        26,778          3,816          3,463
                                                      ----------    ----------     ----------     ----------
                                                         330,884       605,333        382,461        322,636
Less expenses waived or absorbed ..................           --       (24,897)      (204,795)      (243,061)
                                                      ----------    ----------     ----------     ----------
Total operating expenses ..........................      330,884       580,436        177,666         79,575
Interest expense ..................................           --            --             --             --
                                                      ----------    ----------     ----------     ----------
Net investment income .............................    1,908,966     2,988,988      1,341,908      1,229,469
                                                      ----------    ----------     ----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized gain (loss) on investments ...........      103,601       638,280           (648)        (4,334)
Net change in unrealized appreciation/
   depreciation of investments ....................     (121,364)      321,114        659,652      1,166,080
                                                      ----------    ----------     ----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .................................      (17,763)      959,394        659,004      1,161,746
                                                      ----------    ----------     ----------     ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ................................   $1,891,203    $3,948,382     $2,000,912     $2,391,215
                                                      ==========    ==========     ==========     ==========



                             See accompanying notes
                                                        for tax-exempt income 27

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 VOYAGEUR TAX-FREE FUNDS, INC.
                                                                   TAX-FREE MINNESOTA FUND
                                                      ---------------------------------------------
                                                           EIGHT
                                                          MONTHS           YEAR              YEAR
                                                          ENDED            ENDED            ENDED
                                                         8/31/98         12/31/97         12/31/96
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income .............................  $ 14,121,711     $ 22,233,984     $ 22,746,587
Net realized gain (loss) on investments ...........       998,916        3,216,993          515,784
Net change in unrealized
   appreciation/depreciation of investments .......     3,595,749       13,746,414       (8,943,154)
                                                     ------------     ------------     ------------
Net increase in net assets resulting
   from operations ................................    18,716,376       39,197,391       14,319,217
                                                     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ........................................   (13,881,351)     (21,801,997)     (22,406,019)
   B Class ........................................      (254,452)        (342,308)        (203,627)
   C Class ........................................      (110,969)        (121,569)        (120,510)
                                                     ------------     ------------     ------------
                                                      (14,246,772)     (22,265,874)     (22,730,156)
                                                     ------------     ------------     ------------
Net realized gain from investment transactions:
   A Class ........................................      (701,597)              --               --
   B Class ........................................       (16,734)              --               --
   C Class ........................................        (7,940)              --               --
                                                     ------------     ------------     ------------
                                                         (726,271)              --               --
                                                     ------------     ------------     ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ........................................    16,789,907       30,690,547       28,935,567
   B Class ........................................     2,144,150        2,901,401        3,893,971
   C Class ........................................     2,221,006        1,258,502        1,575,266
Net asset value of shares issued in connection
   with the acquisition of Great Hall
   Minnesota Insured Tax-Exempt Fund (note 5):
   A Class ........................................           N/A              N/A              N/A
Net asset value of shares issued upon reinvestment
   of dividends from net investment income and net
   realized gains on investment transactions:
   A Class ........................................     9,615,052       14,861,153       14,510,299
   B Class ........................................       203,099          265,963          159,491
   C Class ........................................       101,927          108,591           95,792
                                                     ------------     ------------     ------------
                                                       31,075,141       50,086,157       49,170,386
                                                     ------------     ------------     ------------
Cost of shares repurchased:
   A Class ........................................   (31,266,997)     (73,076,182)     (61,934,519)
   B Class ........................................      (403,632)      (1,502,411)        (500,598)
   C Class ........................................      (537,644)      (1,472,994)        (867,298)
                                                     ------------     ------------     ------------
                                                      (32,208,273)     (76,051,587)     (63,302,415)
                                                     ------------     ------------     ------------
Increase (decrease) in net assets derived from
   capital share transactions .....................    (1,133,132)     (25,965,430)     (14,132,029)
                                                     ------------     ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS .............     2,610,201       (9,033,913)     (22,542,968)

NET ASSETS:
Beginning of period ...............................   428,662,263      437,696,176      460,239,144
                                                     ------------     ------------     ------------
End of period .....................................  $431,272,464     $428,662,263     $437,696,176
                                                     ============     ============     ============

                                                                 VOYAGEUR INSURED FUNDS, INC.
                                                                   MINNESOTA INSURED FUND
                                                       --------------------------------------------
                                                          EIGHT
                                                         MONTHS             YEAR           YEAR
                                                          ENDED            ENDED           ENDED
                                                         8/31/98         12/31/97         12/31/96
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income .............................  $  9,421,773     $ 14,992,728     $ 14,894,385
Net realized gain (loss) on investments ...........        32,436        1,476,574          293,417
Net change in unrealized
   appreciation/depreciation of investments .......     2,911,667        7,964,819       (4,586,047)
                                                     ------------     ------------     ------------
Net increase in net assets resulting
   from operations ................................    12,365,876       24,434,121       10,601,755
                                                     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ........................................    (9,116,602)     (14,559,667)     (14,451,758)
   B Class ........................................      (253,079)        (326,611)        (248,884)
   C Class ........................................       (84,466)        (135,307)        (136,712)
                                                     ------------     ------------     ------------
                                                       (9,454,147)     (15,021,585)     (14,837,354)
                                                     ------------     ------------     ------------
Net realized gain from investment transactions:
   A Class ........................................            --               --               --
   B Class ........................................            --               --               --
   C Class ........................................            --               --               --
                                                     ------------     ------------     ------------
                                                               --               --               --
                                                     ------------     ------------     ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ........................................     8,614,988       16,105,669       19,743,497
   B Class ........................................     1,720,072        2,803,647        2,213,483
   C Class ........................................       302,962          726,891          962,058
Net asset value of shares issued in connection
   with the acquisition of Great Hall
   Minnesota Insured Tax-Exempt Fund (note 5):
   A Class ........................................           N/A              N/A       23,310,124
Net asset value of shares issued upon reinvestment
   of dividends from net investment income and net
   realized gains on investment transactions:
   A Class ........................................     6,103,879       10,480,178       10,183,091
   B Class ........................................       175,169          249,513          198,159
   C Class ........................................        65,047          114,902          118,019
                                                     ------------     ------------     ------------
                                                       16,982,117       30,480,800       56,728,431
                                                     ------------     ------------     ------------
Cost of shares repurchased:
   A Class ........................................   (22,936,162)     (52,017,149)     (51,938,099)
   B Class ........................................      (547,658)      (1,207,521)        (213,150)
   C Class ........................................      (287,466)        (973,441)      (1,076,363)
                                                     ------------     ------------     ------------
                                                      (23,771,286)     (54,198,111)     (53,227,612)
                                                     ------------     ------------     ------------
Increase (decrease) in net assets derived from
   capital share transactions .....................    (6,789,169      (23,717,311)       3,500,819
                                                     ------------     ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS .............    (3,877,440)     (14,304,775)        (734,780)

NET ASSETS:
Beginning of period ...............................   300,515,516      314,820,291      315,555,071
                                                     ------------     ------------     ------------
End of period .....................................  $296,638,076     $300,515,516     $314,820,291
                                                     ============     ============     ============


                             See accompanying notes

28 for tax-exempt income

--------------------------------------------------------------------------------

                                                                VOYAGEUR INTERMEDIATE TAX-FREE FUNDS, INC.
                                                                   TAX-FREE MINNESOTA INTERMEDIATE FUND
                                                             ---------------------------------------------
                                                                 EIGHT
                                                                MONTHS           YEAR           YEAR
                                                                 ENDED           ENDED          ENDED
                                                                8/31/98        12/31/97        12/31/96
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ...................................   $ 1,908,966     $ 2,988,988     $ 3,281,209
Net realized gain (loss) on investments .................       103,601         638,280          58,144
Net change in unrealized appreciation/depreciation
   of investments .......................................      (121,364)        321,114      (1,060,245)
                                                            -----------     -----------     -----------
Net increase in net assets resulting from operations ....     1,891,203       3,948,382       2,279,108
                                                            -----------     -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ..............................................    (1,838,819)     (2,915,016)     (3,233,948)
   B Class ..............................................       (29,833)        (26,474)         (7,825)
   C Class ..............................................       (42,221)        (52,600)        (34,381)
                                                            -----------     -----------     -----------
                                                             (1,910,873)     (2,994,090)     (3,276,154)
                                                            -----------     -----------     -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ..............................................     3,869,637       7,081,491       8,813,544
   B Class ..............................................       702,708         669,318         372,719
   C Class ..............................................       644,898         810,790         862,998
Net asset value of shares issued upon reinvestment
   of dividends from net investment income and
   net realized gains on investment transactions:
   A Class ..............................................     1,378,025       2,185,735       2,225,412
   B Class ..............................................        24,782          23,336           5,862
   C Class ..............................................        38,393          52,025          27,628
                                                            -----------     -----------     -----------
                                                              6,658,443      10,822,695      12,308,163
                                                            -----------     -----------     -----------
Cost of shares repurchased:
   A Class ..............................................    (8,471,167)    (18,684,272)    (16,425,703)
   B Class ..............................................      (263,216)       (205,353)             --
   C Class ..............................................      (594,312)       (510,897)       (441,733)
                                                            -----------     -----------     -----------
                                                             (9,328,695)    (19,400,522)    (16,867,436)
                                                            -----------     -----------     -----------
Increase (decrease) in net assets derived from
   capital share transactions ...........................    (2,670,252)     (8,577,827)     (4,559,273)
                                                            -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS ...................    (2,689,922)     (7,623,535)     (5,556,319)

NET ASSETS:
Beginning of period .....................................    59,946,356      67,569,891      73,126,210
                                                            -----------     -----------     -----------
End of period ...........................................   $57,256,434     $59,946,356     $67,569,891
                                                            ===========     ===========     ===========

                                                                     VOYAGEUR MUTUAL FUNDS, INC.
                                                              MINNESOTA HIGH YIELD MUNICIPAL BOND FUND
                                                              ----------------------------------------
                                                              EIGHT                           PERIOD
                                                              MONTHS            YEAR           FROM
                                                               ENDED            ENDED       6/4/96* TO
                                                              8/31/98          12/31/97      12/31/96
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ...................................   $ 1,341,908     $ 1,229,469    $  145,301
Net realized gain (loss) on investments .................          (648)         (4,334)       (6,809)
Net change in unrealized appreciation/depreciation
   of investments .......................................       659,652       1,166,080        88,861
                                                            -----------     -----------    ----------
Net increase in net assets resulting from operations ....     2,000,912       2,391,215       227,353
                                                            -----------     -----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ..............................................      (873,324)       (783,576)      (88,229)
   B Class ..............................................      (359,748)       (312,756)      (41,302)
   C Class ..............................................      (134,232)       (109,945)      (13,370)
                                                            -----------     -----------    ----------
                                                             (1,367,304)     (1,206,277)     (142,901)
                                                            -----------     -----------    ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ..............................................    15,804,815      12,612,422     7,102,907
   B Class ..............................................     5,379,096       5,453,844     2,696,693
   C Class ..............................................     2,319,609       2,470,327       948,440
Net asset value of shares issued upon reinvestment
   of dividends from net investment income and
   net realized gains on investment transactions:
   A Class ..............................................       580,383         503,798        43,874
   B Class ..............................................       202,199         160,239        13,064
   C Class ..............................................        99,018          89,364         7,823
                                                            -----------     -----------    ----------
                                                             24,385,120      21,289,994    10,812,801
                                                            -----------     -----------    ----------
Cost of shares repurchased:
   A Class ..............................................    (2,500,965)       (903,309)   (1,124,003)
   B Class ..............................................      (603,878)       (475,668)           --
   C Class ..............................................      (498,154)       (405,467)      (67,699)
                                                            -----------     -----------    ----------
                                                             (3,602,997)     (1,784,444)   (1,191,702)
                                                            -----------     -----------    ----------
Increase (decrease) in net assets derived from
   capital share transactions ...........................    20,782,123      19,505,550     9,621,099
                                                            -----------     -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS ...................    21,415,731      20,690,488     9,705,551

NET ASSETS:
Beginning of period .....................................    30,396,039       9,705,551            --
                                                            -----------     -----------    ----------
End of period ...........................................   $51,811,770     $30,396,039    $9,705,551
                                                            ===========     ===========    ==========

______________________
* Commencement of operations

                             See accompanying notes
                                                        for tax-exempt income 29

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                   VOYAGEUR TAX-FREE FUNDS, INC.
                                                                                TAX-FREE MINNESOTA FUND - A CLASS
                                                             --------------------------------------------------------------------
                                                                EIGHT
                                                               MONTHS       YEAR       YEAR        YEAR        YEAR        YEAR
                                                                ENDED      ENDED       ENDED       ENDED       ENDED       ENDED
                                                             8/31/98(1)  12/31/97(3) 12/31/96    12/31/95    12/31/94    12/31/93
Net asset value, beginning of period ......................   $12.910     $12.400     $12.630     $11.330     $12.850    $12.210

Income from investment operations:
   Net investment income ..................................     0.431       0.654       0.630       0.620       0.630      0.640
   Net realized and unrealized gain
      (loss) on investments ...............................     0.136       0.511      (0.230)      1.320      (1.480)     0.870
                                                              -------     -------     -------     -------     -------    -------
   Total from investment operations .......................     0.567       1.165       0.400       1.940      (0.850)     1.510
                                                              -------     -------     -------     -------     -------    -------
Less dividends and distributions:
   Dividends from net investment income ...................    (0.435)     (0.655)     (0.630)     (0.640)     (0.610)    (0.640)
   Distributions from net realized gain
      on investments ......................................    (0.022)         --          --          --      (0.050)    (0.230)
   In excess of net realized gains ........................        --          --          --          --      (0.010)        --
                                                              -------     -------     -------     -------     -------    -------
   Total dividends and distributions ......................    (0.457)     (0.655)     (0.630)     (0.640)     (0.670)    (0.870)
                                                              -------     -------     -------     -------     -------    -------
Net asset value, end of period ............................   $13.020     $12.910     $12.400     $12.630     $11.330    $12.850
                                                              =======     =======     =======     =======     =======    =======
Total Return(2) ...........................................     4.46%       9.68%       3.33%      17.49%      (6.73%)    12.70%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................  $416,113    $417,365    $428,380    $455,220    $406,497   $458,145
   Ratio of expenses to average net assets ................     0.89%       0.91%       0.92%       0.93%       0.90%      1.02%
   Ratio of expenses to average net assets
      prior to expense limitation .........................     0.92%       0.95%       0.92%       0.93%       0.90%      1.02%
   Ratio of net investment income to average net assets ...     5.00%       5.22%       5.13%       5.11%       5.29%      5.02%
   Ratio of net investment income to average net assets
      prior to expense limitation .........................     4.97%       5.18%       5.13%       5.11%       5.29%      5.02%
   Portfolio turnover .....................................       13%         19%         28%         51%         24%        32%

______________________
(1)  Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                             See accompanying notes

30 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        VOYAGEUR TAX-FREE FUNDS, INC.
                                                                     TAX-FREE MINNESOTA FUND - B CLASS
                                                              ---------------------------------------------
                                                                  EIGHT                           PERIOD
                                                                 MONTHS     YEAR       YEAR        FROM
                                                                 ENDED     ENDED      ENDED   8/11/95(4) TO
                                                              8/31/98(1) 12/31/97(3) 12/31/96    12/31/95
Net asset value, beginning of period ........................   $12.910   $12.400    $12.620     $11.900

Income from investment operations:
   Net investment income ....................................     0.366     0.574      0.560       0.450
   Net realized and unrealized gain (loss)
     on investments .........................................     0.136     0.508     (0.220)      0.710
                                                                -------   -------    -------     -------
   Total from investment operations .........................     0.502     1.082      0.340       1.160
                                                                -------   -------    -------     -------
Less dividends and distributions:
   Dividends from net investment income .....................    (0.370)   (0.572)    (0.560)     (0.440)
   Distributions from net realized gain on
     investments ............................................    (0.022)       --         --          --
                                                                -------   -------    -------     -------
   Total dividends and distributions ........................    (0.392)   (0.572)    (0.560)     (0.440)
                                                                -------   -------    -------     -------
Net asset value, end of period ..............................   $13.020   $12.910    $12.400     $12.620
                                                                =======   =======    =======     =======
Total Return(2) .............................................     3.94%     8.95%      2.83%       9.95%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................   $10,246    $8,215     $6,233      $2,701
   Ratio of expenses to average net assets ..................     1.64%     1.56%      1.50%       1.38%(5)
   Ratio of expenses to average net assets prior to
     expense limitation .....................................     1.67%     1.60%      1.67%       1.63%(5)
   Ratio of net investment income to average net assets .....     4.25%     4.57%      4.53%       4.43%(5)
   Ratio of net investment income to average net
     assets prior to expense limitation .....................     4.22%     4.53%      4.36%       4.18%(5)
   Portfolio turnover .......................................       13%       19%        28%         51%


                                                                            VOYAGEUR TAX-FREE FUNDS, INC.
                                                                         TAX-FREE MINNESOTA FUND - C CLASS
                                                              ----------------------------------------------------------
                                                                 EIGHT                                         PERIOD
                                                                 MONTHS      YEAR       YEAR        YEAR        FROM
                                                                ENDED       ENDED      ENDED       ENDED    5/4/94(4) TO
                                                              8/31/98(1) 12/31/97(3) 12/31/96     12/31/95    12/31/94
Net asset value, beginning of period ......................    $12.920     $12.410    $12.630     $11.330     $11.960

Income from investment operations:
   Net investment income ..................................      0.374       0.564      0.540       0.530       0.340
   Net realized and unrealized gain (loss)
   on investments .........................................      0.138       0.508     (0.220)      1.320      (0.610)
                                                               -------     -------    -------     -------     -------
   Total from investment operations .......................      0.512       1.072      0.320       1.850      (0.270)
                                                               -------     -------    -------     -------     -------
Less dividends and distributions:
   Dividends from net investment income ...................     (0.370)     (0.562)    (0.540)     (0.550)     (0.320)
   Distributions from net realized gain on
   investments ............................................     (0.022)         --         --          --      (0.040)
                                                               -------     -------    -------     -------     -------
   Total dividends and distributions ......................     (0.392)     (0.562)    (0.540)     (0.550)     (0.360)
                                                               -------     -------    -------     -------     -------
Net asset value, end of period ............................    $13.040     $12.920    $12.410     $12.630     $11.330
                                                               =======     =======    =======     =======     =======
Total Return(2) ...........................................      4.02%       8.82%      2.64%      16.62%      (2.30%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................     $4,914      $3,083     $3,083      $2,319      $1,061
   Ratio of expenses to average net assets ................      1.64%       1.65%      1.67%       1.67%       1.72%(5)
   Ratio of expenses to average net assets prior to
   expense limitation .....................................      1.67%       1.69%      1.67%       1.67%       1.72%(5)
   Ratio of net investment income to average net assets ...      4.25%       4.48%      4.38%       4.33%       4.56%(5)
   Ratio of net investment income to average net
   assets prior to expense limitation .....................      4.22%       4.44%      4.38%       4.33%       4.56%(5)
   Portfolio turnover .....................................        13%         19%        28%         51%         24%

______________________

(1)  Ratios have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

(4)  Commencement of operations.

(5)  Annualized.

                             See accompanying notes
                                                        for tax-exempt income 31

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    VOYAGEUR INSURED FUNDS, INC.
                                                                                  MINNESOTA INSURED FUND - A CLASS
                                                             --------------------------------------------------------------------
                                                                EIGHT
                                                               MONTHS        YEAR        YEAR       YEAR        YEAR        YEAR
                                                                ENDED       ENDED       ENDED      ENDED        ENDED      ENDED
                                                             8/31/98(1)  12/31/97(3)  12/31/96    12/31/95    12/31/94   12/31/93
Net asset value, beginning of period                          $10.940      $10.600     $10.730      $9.610     $11.020    $10.270

Income from investment operations:
   Net investment income                                        0.349        0.533       0.520       0.510       0.540      0.540
   Net realized and unrealized gain (loss) on investments       0.111        0.341      (0.130)      1.140      (1.390)     0.840
                                                              -------      -------     -------     -------     -------    -------
   Total from investment operations                             0.460        0.874       0.390       1.650      (0.850)     1.380
                                                              -------      -------     -------     -------     -------    -------

Less dividends and distributions:
   Dividends from net investment income                        (0.350)      (0.534)     (0.520)     (0.530)     (0.520)    (0.540)
   Distributions from net realized gain on investments             --           --          --          --      (0.040)    (0.090)
                                                              -------      -------     -------     -------     -------    -------
   Total dividends and distributions                           (0.350)      (0.534)     (0.520)     (0.530)     (0.560)    (0.630)
                                                              -------      -------     -------     -------     -------    -------
Net asset value, end of period                                $11.050      $10.940     $10.600     $10.730      $9.610    $11.020
                                                              =======      =======     =======     =======     =======    =======

Total Return(2)                                                 4.28%        8.49%       3.75%      17.52%      (7.88%)    13.80%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)                   $283,057     $288,494    $304,877    $307,734    $284,132   $311,187
   Ratio of expenses to average net assets                      0.92%        0.92%       0.92%       0.87%       0.61%      0.70%
   Ratio of expenses to average net assets prior
      to expense limitation                                     0.94%        0.94%       0.92%       0.92%       0.94%      1.02%
   Ratio of net investment income to average net assets         4.79%        5.01%       4.93%       4.92%       5.29%      4.93%
   Ratio of net investment income to average net assets
      prior to expense limitation                               4.77%        4.99%       4.93%       4.87%       4.96%      4.61%
   Portfolio turnover                                              6%          21%         14%         54%         25%        18%

______________________

(1)  Ratios have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.


                             See accompanying notes

32 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         VOYAGEUR INSURED FUNDS, INC.
                                                                       MINNESOTA INSURED FUND - B CLASS
                                                             ----------------------------------------------
                                                                Eight                            Period
                                                               months      Year        Year       from
                                                               ended       Ended       Ended   3/7/95(4) to
                                                             8/31/98(1) 12/31/97(3)  12/31/96   12/31/95
Net asset value, beginning of period ......................   $10.930     $10.580    $10.720     $10.140

Income from investment operations:
   Net investment income ..................................     0.294       0.454      0.450       0.380
   Net realized and unrealized gain (loss)
     on investments .......................................     0.111       0.348     (0.140)      0.580
                                                              -------     -------    -------     -------
   Total from investment operations .......................     0.405       0.802      0.310       0.960
                                                              -------     -------    -------     -------
Less dividends and distributions:
   Dividends from net investment income ...................    (0.295)     (0.452)    (0.450)     (0.380)
   Distributions from net realized gain on
     investments ..........................................        --          --          --         --
                                                              -------     -------    -------     -------
   Total dividends and distributions ......................    (0.295)     (0.452)    (0.450)     (0.380)
                                                              -------     -------    -------     -------
Net asset value, end of period ............................   $11.040     $10.930    $10.580     $10.720
                                                              =======     =======    =======     =======
Total Return(2) ...........................................     3.76%       7.77%      3.03%       9.59%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $10,374      $8,926     $6,817      $4,655
   Ratio of expenses to average net assets ................     1.67%       1.67%      1.56%       1.34%(5)
   Ratio of expenses to average net assets prior to
     expense limitation ...................................     1.69%       1.69%      1.68%       1.64%(5)
   Ratio of net investment income to average
     net assets ...........................................     4.04%       4.26%      4.29%       4.15%(5)
   Ratio of net investment income to average net
     assets prior to expense limitation ...................     4.02%       4.24%      4.17%       3.85%(5)
   Portfolio turnover .....................................        6%         21%        14%         54%

                                                                            VOYAGEUR INSURED FUNDS, INC.
                                                                         MINNESOTA INSURED FUND - C CLASS
                                                             ---------------------------------------------------------
                                                               Eight                                         Period
                                                               months      Year        Year       Year        from
                                                               ended      Ended        Ended      Ended   5/4/94(4) to
                                                             8/31/98(1) 12/31/97(3)  12/31/96    12/31/95   12/31/94
Net asset value, beginning of period ......................   $10.940    $10.600     $10.730     $ 9.610     $10.230

Income from investment operations:
   Net investment income ..................................     0.295      0.454       0.440       0.430       0.300
   Net realized and unrealized gain (loss)
     on investments .......................................     0.110      0.338      (0.130)      1.140      (0.620)
                                                              -------    -------     -------     -------     -------
   Total from investment operations .......................     0.405      0.792       0.310       1.570      (0.320)
                                                              -------    -------     -------     -------     -------
Less dividends and distributions:
   Dividends from net investment income ...................    (0.295)    (0.452)     (0.440)     (0.450)     (0.280)
   Distributions from net realized gain on
     investments ..........................................         --        --          --          --      (0.020)
                                                              -------    -------     -------     -------     -------
   Total dividends and distributions ......................    (0.295)    (0.452)     (0.440)     (0.450)     (0.300)
                                                              -------    -------     -------     -------     -------
Net asset value, end of period ............................   $11.050    $10.940     $10.600     $10.730     $ 9.610
                                                              =======    =======     =======     =======     =======
Total Return(2) ...........................................     3.76%      7.66%       2.98%      16.63%      (3.14%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................    $3,207     $3,096      $3,126      $3,166     $ 1,525
   Ratio of expenses to average net assets ................     1.67%      1.67%       1.68%       1.66%       1.36%(5)
   Ratio of expenses to average net assets prior to
     expense limitation ...................................     1.69%      1.69%       1.68%       1.67%       1.68%(5)
   Ratio of net investment income to average
     net assets ...........................................     4.04%      4.26%       4.18%       4.11%       4.68%(5)
   Ratio of net investment income to average net
     assets prior to expense limitation ...................     4.02%      4.24%       4.18%       4.10%       4.36%(5)
   Portfolio turnover .....................................        6%        21%         14%         54%         25%

______________________
(1)  Ratios have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

(4)  Commencement of operations.

(5)  Annualized.

                             See accompanying notes
                                                        for tax-exempt income 33

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             VOYAGEUR INTERMEDIATE TAX-FREE FUNDS, INC.
                                                                          TAX-FREE MINNESOTA INTERMEDIATE FUND - A CLASS
                                                             -------------------------------------------------------------------
                                                                Eight
                                                                months      Year       Year       Year        Year        Year
                                                                ended       Ended     Ended      Ended       Ended       Ended
                                                             8/31/98(1)  12/31/97(3) 12/31/96   12/31/95    12/31/94    12/31/93
Net asset value, beginning of period ......................   $11.170     $10.990    $11.140     $10.500     $11.160    $10.830

Income from investment operations:
   Net investment income ..................................     0.363       0.535      0.510       0.510       0.450      0.470
   Net realized and unrealized gain (loss)
      on investments ......................................    (0.009)      0.180     (0.150)      0.640      (0.660)     0.370
                                                              -------     -------    -------     -------     -------    -------
   Total from investment operations .......................     0.354       0.715      0.360       1.150      (0.210)     0.840
                                                              -------     -------    -------     -------     -------    -------

Less dividends and distributions:
   Dividends from net investment income ...................    (0.364)     (0.535)    (0.510)     (0.510)     (0.450)    (0.470)
   Distributions from net realized gain on investments ....        --          --         --          --         --      (0.040)
                                                              -------     -------    -------     -------     -------    -------
   Total dividends and distributions ......................    (0.364)     (0.535)    (0.510)     (0.510)     (0.450)    (0.510)
                                                              -------     -------    -------     -------     -------    -------
Net asset value, end of period ............................   $11.160     $11.170    $10.990     $11.140     $10.500    $11.160
                                                              =======     =======    =======     =======     =======    =======
Total Return(2) ...........................................     3.22%       6.69%      3.46%      11.00%      (1.91%)     7.88%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $54,281     $57,524    $66,024     $72,405     $84,168    $75,374
   Ratio of expenses to average net assets ................     0.80%       0.91%      0.89%       0.91%       0.92%      0.99%
   Ratio of expenses to average net assets
      prior to expense limitation .........................     0.80%       0.95%      0.89%       0.91%       0.92%      0.99%
   Ratio of net investment income to average net assets ...     4.90%       4.86%      4.69%       4.61%       4.18%      4.18%
   Ratio of net investment income to average net assets
      prior to expense limitation .........................     4.90%       4.82%      4.69%       4.61%       4.18%      4.18%
   Portfolio turnover .....................................       14%         21%        28%         40%         42%        19%

______________________
(1)  Ratios have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                             See accompanying notes

34 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 VOYAGEUR INTERMEDIATE TAX-FREE FUNDS, INC.
                                                              TAX-FREE MINNESOTA INTERMEDIATE FUND - B CLASS
                                                             -----------------------------------------------
                                                                EIGHT                             PERIOD
                                                                MONTHS       YEAR       YEAR       FROM
                                                                ENDED       ENDED       ENDED  8/15/95(4) TO
                                                             8/31/98(1)  12/31/97(3)  12/31/96   12/31/95
Net asset value, beginning of period ......................   $11.170      $10.990    $11.140     $10.950
Income from investment operations:
   Net investment income ..................................     0.301        0.437      0.440       0.170
   Net realized and unrealized gain (loss)
     on investments .......................................     0.009        0.190     (0.150)      0.190
                                                              -------      -------    -------     -------
   Total from investment operations .......................     0.310        0.627      0.290       0.360
                                                              -------      -------    -------     -------
Less dividends:
   Dividends from net investment income ...................    (0.300)      (0.447)    (0.440)     (0.170)
                                                              -------      -------    -------     -------
   Total dividends ........................................    (0.300)      (0.447)    (0.440)     (0.170)
                                                              -------      -------    -------     -------
Net asset value, end of period ............................   $11.180      $11.170    $10.990     $11.140
                                                              =======      =======    =======     =======
Total Return(2) ...........................................     2.82%        5.84%      2.74%       3.26%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................    $1,375         $910       $408         $27
   Ratio of expenses to average net assets ................     1.65%        1.81%      1.56%       1.30%(5)
   Ratio of expenses to average net assets prior to
     expense limitation ...................................     1.65%        1.85%      1.62%       1.55%(5)
   Ratio of net investment income to average
     net assets ...........................................     4.05%        3.96%      3.99%       3.93%(5)
   Ratio of net investment income to average net
     assets prior to expense limitation ...................     4.05%        3.92%      3.93%       3.68%(5)
   Portfolio turnover .....................................       14%          21%        28%         40%

                                                                       VOYAGEUR INTERMEDIATE TAX-FREE FUNDS, INC.
                                                                    TAX-FREE MINNESOTA INTERMEDIATE FUND - C CLASS
                                                             ------------------------------------------------------------
                                                               EIGHT                                          PERIOD
                                                               MONTHS      YEAR        YEAR        YEAR        FROM
                                                               ENDED       ENDED       ENDED       ENDED    4/30/94(4) TO
                                                             8/31/98(1)  12/31/97(3)  12/31/96    12/31/95    12/31/94
Net asset value, beginning of period ......................   $11.170     $10.990     $11.130     $10.500     $10.740
Income from investment operations:
   Net investment income ..................................     0.301       0.440       0.430       0.420       0.240
   Net realized and unrealized gain (loss)
     on investments .......................................    (0.001)      0.187      (0.140)      0.630      (0.240)
                                                              -------     -------     -------     -------     -------
   Total from investment operations .......................     0.300       0.627       0.290       1.050          --
                                                              -------     -------     -------     -------     -------
Less dividends:
   Dividends from net investment income ...................    (0.300)     (0.447)     (0.430)     (0.420)     (0.240)
                                                              -------     -------     -------     -------     -------
   Total dividends ........................................    (0.300)     (0.447)     (0.430)     (0.420)     (0.240)
                                                              -------     -------     -------     -------     -------
Net asset value, end of period ............................   $11.170     $11.170     $10.990     $11.130     $10.500
                                                              =======     =======     =======     =======     =======
Total Return(2) ...........................................     2.73%       5.84%       2.69%      10.18%      (0.03%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................    $1,601      $1,512      $1,137        $694        $341
   Ratio of expenses to average net assets ................     1.65%       1.77%       1.64%       1.63%       1.71%(5)
   Ratio of expenses to average net assets prior to
     expense limitation ...................................     1.65%       1.81%       1.64%       1.63%       1.71%(5)
   Ratio of net investment income to average
     net assets ...........................................     4.05%       4.00%       3.94%       3.82%       3.35%(5)
   Ratio of net investment income to average net
     assets prior to expense limitation ...................     4.05%       3.96%       3.94%       3.82%       3.35%(5)
   Portfolio turnover .....................................       14%         21%         28%         40%         42%

______________________

(1)  Ratios have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

(4)  Commencement of operations.

(5)  Annualized.

                             See accompanying notes
                                                        for tax-exempt income 35

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   VOYAGEUR MUTUAL FUNDS, INC.
                                                                       MINNESOTA HIGH YIELD
                                                                  MUNICIPAL BOND FUND - A CLASS
                                                             --------------------------------------
                                                                EIGHT                     PERIOD
                                                                MONTHS        YEAR         FROM
                                                                ENDED        ENDED     6/4/96(4) TO
                                                             8/31/98(1)    12/31/97(3)   12/31/96
Net asset value, beginning of period ......................   $10.650       $10.180      $10.000

Income from investment operations:
   Net investment income ..................................     0.392         0.643        0.350
   Net realized and unrealized gain on investments ........     0.170         0.463        0.180
                                                              -------       -------      -------
   Total from investment operations .......................     0.562         1.106        0.530
                                                              -------       -------      -------
Less dividends:
   Dividends from net investment income ...................    (0.402)       (0.636)      (0.350)
                                                              -------       -------      -------
   Total dividends ........................................    (0.402)       (0.636)      (0.350)
                                                              -------       -------      -------
Net asset value, end of period ............................   $10.810       $10.650      $10.180
                                                              =======       =======      =======
Total Return(2) ...........................................     5.37%        11.26%        5.40%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $33,296       $19,017       $6,068
   Ratio of expenses to average net assets ................     0.40%         0.09%        0.24%(5)
   Ratio of expenses to average net assets
    prior to expense limitation ...........................     1.20%         1.24%        1.25%(5)
   Ratio of net investment income to average net assets ...     5.50%         6.16%        5.78%(5)
   Ratio of net investment income to average net assets
    prior to expense limitation ...........................     4.70%         5.01%        4.77%(5)
   Portfolio turnover .....................................        7%           23%          15%


                                                             VOYAGEUR MUTUAL FUNDS, INC.             VOYAGEUR MUTUAL FUNDS, INC.
                                                                MINNESOTA HIGH YIELD                    MINNESOTA HIGH YIELD
                                                            MUNICIPAL BOND FUND - B CLASS          MUNICIPAL BOND FUND - C CLASS
                                                        -------------------------------------  -------------------------------------
                                                           EIGHT                   PERIOD        EIGHT                   PERIOD
                                                           MONTHS       YEAR        FROM         MONTHS       YEAR        FROM
                                                           ENDED       ENDED    6/12/96(4) TO    ENDED        ENDED     6/7/96(4) TO
                                                        8/31/98(1)  12/31/97(3)   12/31/96     8/31/98(1)  12/31/97(3)   12/31/96
Net asset value, beginning of period .................   $10.660     $10.190      $ 9.780       $10.650      $10.180     $ 9.990

Income from investment operations:
   Net investment income .............................     0.343       0.557        0.290         0.340        0.572       0.300
   Net realized and unrealized gain
    on investments ...................................     0.159       0.470        0.410         0.170        0.455       0.190
                                                         -------     -------       ------       -------      -------      ------
   Total from investment operations ..................     0.502       1.027        0.700         0.510        1.027       0.490
                                                         -------     -------       ------       -------      -------      ------
Less dividends:
   Dividends from net investment income ..............    (0.352)     (0.557)      (0.290)       (0.350)      (0.557)     (0.300)
                                                         -------     -------       ------       -------      -------      ------
   Total dividends ...................................    (0.352)     (0.557)      (0.290)       (0.350)      (0.557)     (0.300)
                                                         -------     -------       ------       -------      -------      ------
Net asset value, end of period .......................   $10.810     $10.660      $10.190       $10.810      $10.650     $10.180
                                                         =======     =======      =======       =======      =======     =======
Total Return(2) ......................................     4.77%      10.41%        7.29%          4.87%      10.41%       5.02%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...........   $13,351      $8,201       $2,738        $5,165       $3,178        $900
   Ratio of expenses to average net assets ...........     1.15%       0.85%        0.95%(5)      1.15%        0.83%       0.99%(5)
   Ratio of expenses to average net assets
    prior to expense limitation ......................     1.95%       2.00%        2.00%(5)      1.95%        1.98%       2.00%(5)
   Ratio of net investment income to average
    net assets .......................................     4.75%       5.40%        5.14%(5)      4.75%        5.42%       4.90%(5)
   Ratio of net investment income to average
    net assets prior to expense limitation ...........     3.95%       4.25%        4.09%(5)      3.95%        4.27%       3.89%5
   Portfolio turnover ................................        7%         23%          15%            7%          23%         15%

---------------
(1)  Ratios have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

(4)  Commencement of operations.

(5)  Annualized.

                             See accompanying notes

36 for tax-exempt income

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1998
--------------------------------------------------------------------------------

Delaware-Voyageur Tax-Free Minnesota Fund ("Tax-Free Minnesota Fund"), a series of the Voyageur Tax-Free Funds, Inc.; Delaware-Voyageur Minnesota Insured Fund ("Minnesota Insured Fund"), a series of the Voyageur Insured Funds, Inc.; Delaware-Voyageur Tax-Free Minnesota Intermediate Fund ("Tax-Free Minnesota Intermediate Fund"), a series of the Voyageur Intermediate Tax-Free Funds, Inc.; and Delaware-Voyageur Minnesota High Yield Municipal Bond Fund ("Minnesota High Yield Municipal Bond Fund"), a series of the Delaware-Voyageur Mutual Funds, Inc., (each referred to as a "Fund" or collectively as the "Funds") are registered under the Investment Company Act of 1940 (as amended) as open-end management investment companies. The Tax-Free Minnesota Fund, Minnesota Insured Fund, and Tax-Free Minnesota Intermediate Fund are registered as diversified funds. The Minnesota High Yield Municipal Bond Fund is registered as a non-diversified fund.

The Tax-Free Minnesota Fund seeks high current income free from both federal and state income taxes by investing in investment grade municipal bonds. Minnesota Insured Fund seeks high current income free from both federal and state income taxes with the added safety of an insured portfolio by investing in insured municipal bonds. The Tax-Free Minnesota Intermediate Fund seeks to preserve original investment principal while providing income free from both federal and state income taxes by investing in intermediate term investment grade municipal bonds. The Minnesota High Yield Municipal Bond Fund seeks high current income free from both federal and state income taxes by investing in medium and lower-grade municipal bonds. The Funds each offer 3 classes of shares.

The Funds have changed their fiscal year ends from December 31 to August 31 to match the fiscal year of Delaware Investment's National Municipal Bond Funds.

1. Fund Reorganization
On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Managers Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG") pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC acquired DFG including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company ("DMC") became the investment adviser to the Funds, Delaware Distributors, L.P. ("DDLP") became the distributor for the Funds, Delaware Service Company, Inc. ("DSC") became the transfer, dividend-disbursing, shareholder servicing and accounting and administration agent for the Funds. DMC, DDLP and DSC assumed these services under substantially similar fee structures that were in effect prior to the acquisition.

2. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

Federal Income Taxes -- Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premium are amortized to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay them monthly. Capital gains, if any, are distributed annually.

Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Funds pay DMC, the Investment Manager of each Fund, an annual fee, which is calculated daily on the net assets of each Fund.

DMC has elected to waive its fees and reimburse each Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses do not exceed the following percentages of average daily net assets through August 31, 1998.

                                                               OPERATING EXPENSE
                                          MANAGEMENT            LIMITATION AS A
                                            FEE AS               PERCENTAGE OF
                                        A PERCENTAGE OF          AVERAGE DAILY
                                       AVERAGE DAILY NET           NET ASSETS
                                       ASSETS (PER ANNUM)         (PER ANNUM)
                                       ------------------       ----------------
Tax-Free Minnesota Fund .........             0.50%                   0.69%*
Minnesota Insured Fund ..........             0.50%                   0.71%*
Tax-Free Minnesota
   Intermediate Fund ............             0.40%                   0.75%
Minnesota High Yield
   Municipal Bond Fund ..........             0.65%                   0.25%*

----------
* Prior to May 1, 1998, such expenses were limited to 0.66%, 0.67% and 0.05% for Tax-Free Minnesota Fund, Minnesota Insured Fund and Minnesota High Yield Municipal Bond Fund, respectively.

The Funds have engaged DSC, an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. Each Fund pays DSC a monthly fee based on number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

                                                        for tax-exempt income 37

--------------------------------------------------------------------------------

3. Investment Management and Other Transactions with Affiliates (Continued) On August 31, 1998, the Funds had payables to affiliates as follows:

                                                     DIVIDEND
                                                    DISBURSING,
                                                   TRANSFER AGENT        OTHER
                                    INVESTMENT   FEES, ACCOUNTING      EXPENSES
                                    MANAGEMENT    FEES AND OTHER      PAYABLE TO
                                   FEES PAYABLE       EXPENSES         DMC AND
                                      TO DMC       PAYABLE TO DSC     AFFILIATES
                                   ------------  ----------------     ----------
Tax-Free Minnesota Fund .........     $39,901         $39,091          $110,559
Minnesota Insured Fund ..........     135,417          24,995            79,113
Tax-Free Minnesota Intermediate
  Fund ..........................      19,837           5,522            12,542
Minnesota High Yield Municipal
  Bond Fund .....................          --           4,404            21,485

Pursuant to the Distribution Agreement, the Funds pay DDLP, the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class for the Tax-Free Minnesota Fund, the Minnesota Insured Fund and the Minnesota High Yield Municipal Bond Fund and 0.15% of the average daily net assets of the Tax-Free Minnesota Intermediate Fund A Class and 1.00% of the average daily net assets of the B and C Class for each Fund.

DDLP earned commissions on sales of the Fund A Class shares for each Fund as follows:

                                                 EIGHT MONTHS      EIGHT MONTHS
                                                 ENDED 8/31/98    ENDED 12/31/97
                                                 -------------    --------------
Tax-Free Minnesota Fund .....................       $45,681          $36,516
Minnesota Insured Fund ......................        31,523           25,364
Tax-Free Minnesota Intermediate Fund ........         4,484            6,630
Minnesota High Yield Municipal Bond Fund ....        23,189           10,766

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

4. Investments
During the eight months ended August 31, 1998 the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Fund as follows:

                                                     PURCHASES          SALES
                                                     ---------          -----
Tax-Free Minnesota Fund ........................    $35,728,512      $38,898,488
Minnesota Insured Fund .........................     12,474,860       15,738,937
Tax-Free Minnesota Intermediate Fund ...........      5,581,700        7,910,858
Minnesota High Yield Municipal Bond Fund .......     22,643,721        1,844,616

At August 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                                AGGREGATE      AGGREGATE           NET
                                                   COST OF      UNREALIZED     UNREALIZED      UNREALIZED
                                                 INVESTMENTS   APPRECIATION   DEPRECIATION    APPRECIATION
                                                 -----------   ------------   ------------    ------------
Tax-Free Minnesota Fund .....................   $394,735,639    $37,699,885     $20,000       $37,679,885
Minnesota Insured Fund ......................    273,493,288     25,168,763          --        25,168,763
Tax-Free Minnesota Intermediate Fund ........     53,924,894      2,667,645      28,186         2,639,459
Minnesota High Yield Municipal Bond Fund ....     51,993,848      1,914,593          --         1,914,593

For federal income tax purposes, as of August 31, 1998, Minnesota Insured Fund had a capital loss carryover of $6,050,123 that will expire from 2003 through 2004, Tax Free Minnesota Intermediate Fund had had a capital loss carryover of $47,382 that will expire in 2004, and Minnesota High Yield Municipal Bond Fund had a capital loss carryover of $11,143 that will expire from 2004 through 2005.

5. Fund Merger
On November 6, 1996, Voyageur Minnesota Insured Fund acquired all of the net assets of Great Hall Minnesota Insured Tax-Exempt Fund (Great Hall Fund) pursuant to an Agreement and Plan of Reorganization approved by the Great Hall shareholders on November 6, 1996. The acquisition was accompanied by a tax-free exchange of 2,317,110 Great Hall shares for 2,205,310 A Class shares of Minnesota Insured Fund. The aggregate net assets of Minnesota Insured Fund and Great Hall Fund before the acquisition were $295,563,851 and $23,310,124 (including $396,706 of net unrealized appreciation of investments, $627,187 of accumulated net realized loss on investments and $23,540,605 of paid-in capital for Great Hall Fund), respectively, resulting in combined net assets of $318,873,975 on November 9, 1996.

38 for tax-exempt income

--------------------------------------------------------------------------------

6. Capital Stock
Transactions in capital stock shares were as follows:

                                                        VOYAGEUR TAX-FREE FUNDS, INC.          VOYAGEUR INSURED FUNDS, INC.
                                                           TAX-FREE MINNESOTA FUND                MINNESOTA INSURED FUND
                                                       --------------------------------      ---------------------------------
                                                           EIGHT                               EIGHT
                                                           MONTHS     YEAR         YEAR        MONTHS        YEAR         YEAR
                                                           ENDED      ENDED        ENDED       ENDED        ENDED        ENDED
                                                          8/31/98    12/31/97    12/31/96      8/31/98     12/31/97     12/31/96
Shares sold:
   A Class .......................................      1,291,014   2,445,000   2,351,584     787,164     1,511,145    1,875,386
   B Class .......................................        165,933     230,517     316,743     157,408       262,553      211,514
   C Class .......................................        171,958      99,577     127,900      27,674        68,641       91,722

Net asset value of shares issued in connection
 with the acquisition of Great Hall
 Minnesota Insured Tax-Exempt Fund (note 5):
   A Class .......................................            N/A         N/A         N/A         N/A           N/A    2,205,310

Shares issued upon reinvestment of dividends
 from net investment income and net realized
 gains on investment transactions:
   A Class .......................................        742,960   1,191,155   1,180,162     557,163       983,624      969,663
   B Class .......................................         15,705      21,253      12,994      16,002        23,426       18,904
   C Class .......................................          7,877       8,668       7,795       5,937        10,782       11,243
                                                        ---------   ---------   ---------   ---------     ---------    ---------
                                                        2,395,447   3,996,170   3,997,178   1,551,348     2,860,171    5,383,742
                                                        ---------   ---------   ---------   ---------     ---------    ---------

Shares repurchased:
   A Class .......................................     (2,413,567) (5,840,279) (5,048,128) (2,096,352)   (4,894,549)  (4,947,642)
   B Class .......................................        (31,308)   (118,151)    (40,979)    (50,332)     (113,408)      20,425)
   C Class .......................................        (41,574)   (118,065)    (70,822)    (26,316)      (91,495)    (102,914)

                                                        ---------   ---------   ---------   ---------     ---------    ---------
                                                       (2,486,449) (6,076,495) (5,159,929) (2,173,000)   (5,099,452)  (5,070,981)
                                                        ---------   ---------   ---------   ---------     ---------    ---------

Net Increase (Decrease) ..........................        (91,002) (2,080,325) (1,162,751)   (621,652)   (2,239,281)    (312,761)
                                                        =========   =========   =========   =========     =========    =========

                                                        for tax-exempt income 39

--------------------------------------------------------------------------------

6. Capital Stock (Continued)
Transactions in capital stock shares were as follows:


                                                        VOYAGEUR INTERMEDIATE                VOYAGEUR MUTUAL FUNDS, INC.
                                                         TAX-FREE FUNDS, INC.                    MINNESOTA HIGH YIELD
                                                  TAX-FREE MINNESOTA INTERMEDIATE FUND            MUNICIPAL BOND FUND
                                                  ------------------------------------    ---------------------------------
                                                      EIGHT                                  EIGHT                        PERIOD
                                                      MONTHS     YEAR         YEAR           MONTHS          YEAR          FROM
                                                      ENDED      ENDED        ENDED          ENDED          ENDED       6/4/96* TO
                                                     8/31/98    12/31/97     12/31/96        8/31/98       12/31/97      12/31/96
Shares sold:
   A Class                                           347,131       642,232      803,384     1,474,592     1,228,700      703,876
   B Class                                            63,007        60,795       34,174       502,630       531,417      267,494
   C Class                                            57,860        73,831       78,645       216,871       240,090       94,294

Shares issued upon reinvestment of dividends
   from net investment income
   and net realized gains on
   investment transactions:
   A Class                                           123,589       198,390      202,700        54,225        48,680        4,348
   B Class                                             2,221         2,115          536        18,875        15,493        1,293
   C Class                                             3,443         4,721        2,520         9,250         8,637          775
                                                    --------     ---------    ---------     ---------     ---------    ---------
                                                     597,251       982,084    1,121,959     2,276,443     2,073,017    1,072,080
                                                    --------     ---------    ---------     ---------     ---------    ---------
Shares repurchased:
   A Class                                          (760,113)   (1,698,909)  (1,498,234)     (233,795)      (87,722)    (112,030)
   B Class                                           (23,623)      (18,600)          --       (56,459)      (46,061)          --
   C Class                                           (53,354)      (46,700)     (39,981)      (46,620)      (38,834)      (6,621)
                                                    --------     ---------    ---------     ---------     ---------    ---------
                                                    (837,090)   (1,764,209)  (1,538,215)     (336,874)     (172,617)    (118,651)
                                                    --------     ---------    ---------     ---------     ---------    ---------

Net Increase (Decrease)                             (239,839)     (782,125)    (416,256)    1,939,569     1,900,400      953,429
                                                    ========     =========    =========     =========     =========    =========

--------------
* Commencement of operations

7. Lines of Credit
Committed lines of credit were $21,600,000 for Tax-Free Minnesota Fund, $14,900,000 for Minnesota Insured Fund, $3,100,000 for Tax-Free Minnesota Intermediate Fund and $1,600,000 for Minnesota High Yield Municipal Bond Fund. No amounts were outstanding at August 31, 1998, or at any time during the fiscal year.

8. Credit and Market Risk
The Funds concentrate their investments in securities issued by municipalities, mainly in Minnesota. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

Inverse floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specified index. Interest rates disclosed are in effect on August 31, 1998.

DELAWARE-VOYAGEUR FUNDS
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
Voyageur Tax-Free Funds, Inc. - Delaware-Voyageur Tax-Free Minnesota Fund Voyageur Insured Funds, Inc. - Delaware-Voyageur Minnesota Insured Fund Voyageur Intermediate Tax-Free Funds, Inc. - Delaware-Voyageur
         Tax-Free Minnesota Intermediate Fund
Voyageur Mutual Funds, Inc. - Delaware-Voyageur
         Minnesota High Yield Municipal Bond Fund

We have audited the accompanying statements of net assets of Tax-Free Minnesota Fund, Minnesota Insured Fund, Tax-Free Minnesota Intermediate Fund and Minnesota High Yield Municipal Bond Fund (the "Funds") and the statement of assets and liabilities of Minnesota High Yield Municipal Bond Fund as of August 31, 1998, and the related statements of operations, statements of changes in net assets and financial highlights for the period January 1, 1998 through August 31, 1998 and for the year ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1996 and the financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose report thereon dated February 14, 1997 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at August 31, 1998, and the results of their operations, the changes in their net assets and their financial highlights for the period January 1, 1998 through August 31, 1998 and for the year ended December 31, 1997, in conformity with generally accepted accounting principles.





                                                     /s/ ERNST & YOUNG LLP
                                                     -------------------------
                                                     ERNST & YOUNG LLP



Philadelphia, Pennsylvania
October 5, 1998

THIS ANNUAL REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF THE MINNESOTA MUNICIPAL BOND Funds, but it may be used with prospective investors when preceded or accompanied by current Prospectuses for Minnesota Municipal Bond Funds, which set forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectuses carefully before you invest. Summary investment results are documented in the Funds' current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA
 directors
& officers

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

(photo of world globes)

When used with prospective investors, this report must be preceded or accompanied by a current Minnesota Municipal Bond Funds Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

DELAWARE
INVESTMENTS
---------------------
Philadelphia - London

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

(c) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

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